Execution Copy

MORTGAGE LOAN PURCHASE AND INTERIM SERVICING AGREEMENT

DLJ MORTGAGE CAPITAL, INC.,

Initial Purchaser,

ACC CAPITAL HOLDINGS CORPORATION,

Guarantor

ARGENT MORTGAGE COMPANY, LLC

Company,

and

AMC MORTGAGE SERVICES, INC.,

Interim Servicer

Dated as of March 23, 2007

Adjustable Rate and Fixed Rate Mortgage Loans

TABLE OF CONTENTS

Page

1.  DEFINITIONS

1

2.  AGREEMENT TO PURCHASE

13

3.  MORTGAGE LOAN SCHEDULE

13

4.  PURCHASE PRICE

13

5.  RESERVED

13

6.  CONVEYANCE FROM COMPANY TO INITIAL PURCHASER

14

6.01.  Conveyance of Mortgage Loans; Possession of Servicing Files

14

6.02  Books and Records

14

6.03  Delivery of Mortgage Loan Documents

14

7.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY AND INTERIM SERVICER: REMEDIES FOR BREACH   15

7.01  Representations and Warranties Respecting the Company

15

7.02 Representations and Warranties Respecting the Initial Purchaser

16

7.03  Representations and Warranties Respecting the Guarantor

17

7.04.  Representations and Warranties Respecting the Interim Servicer

19

7.05.  Representations and Warranties Regarding Individual Mortgage Loans

20

7.06.  Remedies for Breach of Representations and Warranties

32

7.07.  Prepayments and Partial Prepayments

33

8.  CLOSING

34

9.  CLOSING DOCUMENTS

34

10.  COSTS

36

11.  INTERIM SERVICER’S SERVICING OBLIGATIONS

36

12.  RECONSTITUTION

36

13.  THE INTERIM SERVICER

38

13.01.  Additional Indemnification by the Interim Servicer

38

13.02.  Merger or Consolidation of the Interim Servicer

39

13.03.  Limitation on Liability of the Company, the Interim Servicer and Others

39

13.04.  Interim Servicer Not to Resign

39

13.05.  Transfer of Servicing

40

14.  DEFAULT

42

14.01.  Events of Default

42

14.02.  Waiver of Defaults

43

15.  COMPLIANCE WITH REGULATION AB

43

16.  TERMINATION

47

17.  SUCCESSOR TO THE INTERIM SERVICER

48

18.  FINANCIAL STATEMENTS

49

19.  MANDATORY DELIVERY: GRANT OF SECURITY INTEREST

49

20.  NOTICES

49

21.  SEVERABILITY CLAUSE

50

22.  COUNTERPARTS

50

23.  GOVERNING LAW

50

24.  INTENTION OF THE PARTIES

50

25.  SUCCESSORS AND ASSIGNS

51

26.  WAIVERS

51

27.  EXHIBITS

51

28.  GENERAL INTERPRETIVE PRINCIPLES

51

29.  REPRODUCTION OF DOCUMENTS

52

30.  FURTHER AGREEMENTS

52

31.  TAX SERVICE CONTRACTS

52

32.  INDEMNIFICATION BY THE GUARANTOR

52

EXHIBITS

EXHIBIT 1A

FORM OF COMPANY’S OFFICER’S CERTIFICATE

EXHIBIT 1B

FORM OF INTERIM SERVICER’S OFFICER’S CERTIFICATE

EXHIBIT 1C

FORM OF GUARANTOR’S OFFICER’S CERTIFICATE

EXHIBIT 2

FORM OF OPINION OF COUNSEL TO THE COMPANY, THE GUARANTOR AND THE INTERIM SERVICER

EXHIBIT 3

SECURITY RELEASE CERTIFICATION

EXHIBIT 4

ASSIGNMENT AND CONVEYANCE

EXHIBIT 5

CONTENTS OF EACH MORTGAGE FILE

EXHIBIT 6

CUSTODIAL AGREEMENT

EXHIBIT 7

FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

EXHIBIT 8

FORM OF ESCROW ACCOUNT LETTER AGREEMENT

EXHIBIT 9

COMMITMENT LETTER

EXHIBIT 10A

SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

EXHIBIT 10B

FORM OF ANNUAL CERTIFICATION

EXHIBIT 11

SERVICING ADDENDUM

MORTGAGE LOAN PURCHASE AND INTERIM SERVICING AGREEMENT

This is a MORTGAGE LOAN PURCHASE AND INTERIM SERVICING AGREEMENT (the “Agreement”), dated as of March 23, 2007, by and among DLJ Mortgage Capital, Inc., having an office at Eleven Madison Avenue, New York, New York 10010 (the “Initial Purchaser,” and the Initial Purchaser or the Person, if any, to which the Initial Purchaser assigns its rights and obligations hereunder as Purchaser with respect to a Mortgage Loan, and each of their respective successors and assigns, the “Purchaser”), Argent Mortgage Company, LLC, having an office at 1100 Town and Country Road, Orange, California 92868 (the “Company”), AMC Mortgage Services, Inc. having an office at having an office at 1100 Town and Country Road, Orange, California 92868 (the “Interim Servicer”) and ACC Capital Holdings Corporation having an office at having an office at 1100 Town and Country Road, Orange, California 92868 (the “Guarantor”).

W I T N E S S E T H :

WHEREAS, the Company desires to sell to the Purchaser, and the Purchaser desires to purchase from the Company, certain adjustable rate and fixed rate residential first lien mortgage loans (the “Mortgage Loans”), including the right to any prepayment charges payable by the related mortgagors in connection with any principal prepayments on the Mortgage Loans, which are serviced by the Interim Servicer as described herein on a servicing-released basis, and which shall be delivered as whole loans as provided herein (with respect to the Mortgage Loans purchased on any such date, the “Closing Date”);

WHEREAS, each Mortgage Loan is secured by a mortgage, deed of trust or other security instrument creating a first lien on a residential dwelling located in the jurisdiction indicated on the Mortgage Loan Schedule, which is to be annexed hereto on the Closing Date as Schedule I;

WHEREAS, the Purchaser, the Company and the Interim Servicer wish to prescribe the manner of the conveyance, servicing and control of the Mortgage Loans; and

WHEREAS, following its purchase of the Mortgage Loans from the Company, the Purchaser desires to sell some or all of the Mortgage Loans to one or more purchasers in one or more whole loan transfers or in one or more public or private mortgage-backed securities transactions;

WHEREAS, the Guarantor, as an inducement to the Purchaser wishes to indemnify the Purchaser against any failure of the Company to meet its obligations under this Agreement;

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Purchaser, the Company, the Guarantor and the Interim Servicer agree as follows:

1.      Definitions.  For purposes of this Agreement the following capitalized terms shall have the respective meanings set forth below.

Accepted Servicing Practices:  As defined in the Servicing Addendum.

Actual Principal Balance: As to each Mortgage Loan as of any date of determination, the actual unpaid principal balance of such Mortgage Loan as of such date.

Adjustable Rate Mortgage Loan:  A Mortgage Loan with respect to which the Mortgage Interest Rate is adjustable for the life of such Mortgage Loan.

Adjustment Date:  With respect to each Adjustable Rate Mortgage Loan, the date set forth in the related Mortgage Note on which the Mortgage Interest Rate on the Mortgage Loan is adjusted in accordance with the terms of such Mortgage Note.

Agreement:  This Mortgage Loan Purchase and Interim Servicing Agreement including all exhibits, schedules, amendments and supplements hereto.

Ancillary Income:  All income derived from the Mortgage Loans, other than interest, principal, and Prepayment Charges collected, including but not limited to, fees received with respect to late charges, checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees (subject to Subsection 11.19 hereof), and all other incidental fees and charges.  The Interim Servicer shall retain all Ancillary Income.

Appraised Value:  With respect to any Mortgaged Property, the lesser of (i) the lesser of (a) the value thereof as determined by an appraisal made for the originator of the Mortgage Loan at the time of origination of the Mortgage Loan by an appraiser who met the minimum requirements of the Uniform Standards of Professional Appraisal Practice, (b) the value thereof as determined by a review appraisal conducted by the Interim Servicer in the event any such review appraisal determines an appraised value ten percent or more lower than the value thereof as determined by the appraisal referred to in clause (i)(a) above, or (c) an insured automated valuation model (“AVM”) and (ii) the purchase price paid for the related Mortgaged Property by the Mortgagor with the proceeds of the Mortgage Loan, provided, however, (1) in the case of a Refinanced Mortgage Loan, such value of the Mortgaged Property is based solely upon the lesser of (i) the value of such Refinanced Mortgage Loan at the time of origination of such Refinanced Mortgage Loan as determined under (a), (b) or (c) above and (2) in the case of a Mortgage Loan originated in connection with a “lease-option purchase,” such value of the Mortgaged Property is based on the lower of the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination or the sale price of such Mortgaged Property if the “lease option purchase price” was set less than 12 months prior to origination, and is based on the value determined by an appraisal made for the originator of such Mortgage Loan at the time of origination if the “lease option purchase price” was set 12 months or more prior to origination.

Assignment of Mortgage:  An individual assignment of the Mortgage, notice of transfer or equivalent instrument in recordable form (excepting therefrom the name of the assignee and mortgage recordation information which has not yet been returned by the applicable county recorder’s office), sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to give record notice of the sale of the Mortgage to the Purchaser.

Bankruptcy Act:  The Bankruptcy Reform Act of 1978, as amended (Title 11 of the United States Code).

BIF:  The Bank Insurance Fund, or any successor thereto.

Business Day:  Any day other than a Saturday or Sunday, or a day on which banking and savings and loan institutions in the State of California or the State of New York are authorized or obligated by law or executive order to be closed.

Cash-Out Refinancing:  A Refinanced Mortgage Loan, where cash in excess of 3% of the original principal balance of the related Refinanced Mortgage Loan is being paid directly to the borrower excluding any debt secured or being capable of being secured by a lien upon the related Mortgaged Property.

Certificate Insurer:  The certificate insurer as shall be designated by the Purchaser in connection with any Reconstitution Agreement.

Certificates:  The certificates issued in connection with any Reconstitution Agreement on the related Reconstitution Date as provided in Section 12 hereof.

Closing Date: With respect to each Mortgage Loan, the date on which the Purchaser shall purchase and the Company shall sell to the Purchaser such Mortgage Loan together with such other Mortgage Loans as shall be listed on the related Mortgage Loan Schedule.  The Closing Date for any Mortgage Loan shall in no event be later than March 23, 2007.

Closing Documents:  The documents required pursuant to Section 9.

Code:  The Internal Revenue Code of 1986, or any successor statute thereto.

Combined Loan-to-Value Ratio or CLTV: As of any date and Mortgage Loan which is secured by a Mortgaged Property which also secures the repayment of a subordinated second mortgage loan, the fraction, expressed as a percentage, the numerator of which is the sum of (a) the original principal balance of the Mortgage Loan, plus (b) the unpaid principal balance of any second mortgage loan secured by the Mortgaged Property as of such date, and the denominator of which is the Appraised Value of the related Mortgaged Property; as of any date and Mortgage Loan which is secured by a Mortgaged Property which does not also secure the repayment of a subordinated second mortgage loan, the Loan-to-Value Ratio.

Commission:  The United States Securities and Exchange Commission.

Commitment Letter:  With respect to each Mortgage Loan, the letter agreement dated March 20, 2007 between the Purchaser and the Company (including any exhibits, schedules and attachments thereto) and attached hereto as Exhibit 9.

Company Information:  As defined in Section 15.04(a)(1)(A).

Condemnation Proceeds:  All awards, compensation and settlements in respect of a taking of all or part of a Mortgaged Property by exercise of the power of condemnation or the right of eminent domain.

Custodial Account:  The separate account or accounts, each of which shall be an Eligible Account, created and maintained pursuant to this Agreement, which shall be entitled “AMC Mortgage Services, Inc., in trust for the Purchaser, Adjustable Rate and Fixed Rate Mortgage Loans” or such other title as shall be acceptable to the Purchaser.

Custodial Agreement:  The custodial agreement dated as of May 1, 2004 among the Initial Purchaser, the Company and the Custodian, governing the retention of the originals of each Mortgage Note, Mortgage, Assignment of Mortgage and other Mortgage Loan Documents, a form of which agreement is annexed hereto as Exhibit 6 or any other custodial agreement among a custodian, the Company and the Initial Purchaser pursuant to which such custodian is to hold any of the documents or instruments referred to above as agent for the Initial Purchaser.

Custodian:  A custodian that is appointed pursuant to a Custodial Agreement or its successor in interest or assigns, any successor to the Custodian under the Custodial Agreement, as therein provided.  The initial Custodian shall be Deutsche Bank National Trust Company.  Successor Custodians may be selected by the Initial Purchaser at its discretion.

Cut-off Date:  With respect to each Mortgage Loan, the first day of the month in which the Closing Date with respect to such Mortgage Loan occurs.

Deleted Mortgage Loan:  A Mortgage Loan rejected by the Purchaser.

Depositor:  The depositor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Determination Date:  With respect to each Distribution Date, the tenth (10th) day of the calendar month in which such Distribution Date occurs or, if such tenth (10th) day is not a Business Day, the Business Day immediately preceding such tenth (10th) day.

Distribution Date:  The fifteenth (15th) day of each month, commencing on the fifteenth (15th) day of the month next following the month in which the Cut-off Date occurs, or if such fifteenth (15th) day is not a Business Day, the first Business Day immediately following such fifteenth (15th) day.

Due Date:  With respect to each Distribution Date, the first day of the calendar month in which such Distribution Date occurs, which is the day on which the Monthly Payment is due on a Mortgage Loan, exclusive of any days of grace.

Due Period:  With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

Eligible Account:  Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated “A-1” by S&P or “Prime-1” by Moody’s (or a comparable rating if another rating agency is specified by the Initial Purchaser by written notice to the Company) at the time any amounts are held on deposit therein, (ii) an account or accounts the deposits in which are fully insured by the FDIC or (iii) a trust account or accounts maintained with a federal or state chartered depository institution or trust company acting in its fiduciary capacity.  Eligible Accounts may bear interest.

Escrow Account:  The separate trust account or accounts created and maintained pursuant to this Agreement which shall be entitled “AMC Mortgage Services, Inc., as Interim Servicer, in trust for the Purchaser and various Mortgagors, Adjustable Rate and Fixed Rate Mortgage Loans” or such other title as shall be acceptable to the Purchaser.

Escrow Payments:  The amounts constituting taxes and fire and hazard insurance premiums required to be escrowed by the Mortgagor with the Mortgagee pursuant to the terms of a voluntary escrow agreement related to the Mortgage Loan.

Event of Default:  Any one of the events enumerated in Subsection 14.01.

Exchange Act :  The Securities Exchange Act of 1934, as amended.

Fair Credit Reporting Act:  15 U.S.C. §§1681 et seq.

Fannie Mae:  Fannie Mae, formerly known as Federal National Mortgage Association (“FNMA”) or any successor thereto.

FDIC:  The Federal Deposit Insurance Corporation or any successor thereto.

Final Recovery Determination:  With respect to any defaulted Mortgage Loan or any REO Property (other than a Mortgage Loan or REO Property purchased by the Interim Servicer), a determination made by the Interim Servicer that all Condemnation Proceeds, Insurance Proceeds, Liquidation Proceeds and other payments or recoveries which the Interim Servicer, in its reasonable good faith judgment, expects to be finally recoverable in respect thereof have been so recovered.  The Interim Servicer shall maintain records, prepared by a servicing officer of the Interim Servicer, of each Final Recovery Determination.

First Lien:

With respect to any Mortgage Loan, the mortgage loan relating to the corresponding Mortgaged Property having a first priority lien.

First Payment Default Loan: Any Mortgage Loan for which the Mortgagor does not (a) for Mortgage Loans with payments due and/or outstanding during the calendar month (i) in which the Closing Date occurs or (ii) following the month in which the Closing Date occurs, make the payment due on the related due date within forty-five (45) days of such due date or (b) for Mortgage Loans with no payments due and/or outstanding during the calendar month (i) in which the Closing Date occurs or (ii) following the month in which the Closing Date occurs, make the first contractual payment due on such Mortgage Loan after such Mortgage Loan has been transferred to the Initial Purchaser within forty-five (45) days of that due date.

Fitch:  Fitch Ratings, or its successor in interest.

Fixed Rate Mortgage Loan:  A Mortgage Loan with respect to which the Mortgage Interest Rate is fixed for the life of such Mortgage Loan.

Freddie Mac:  Freddie Mac, formerly known as Federal Home Loan Mortgage Corporation (“FHLMC”) or any successor thereto.

Gross Margin:  With respect to any Adjustable Rate Mortgage Loan, the fixed percentage amount set forth in the related Mortgage Note and the Mortgage Loan Schedule that is added to the Index on each Adjustment Date in accordance with the terms of the related Mortgage Note to determine the new Mortgage Interest Rate for such Mortgage Loan.

Holdback Amount:  An amount equal to the product of (a) the aggregate Actual Principal Balance of the Mortgage Loans and (b) 1.50%.

HUD:  The United States Department of Housing and Urban Development or any successor thereto.

Index:  With respect to each Adjustable Rate Mortgage Loan, the index as specified on the related Mortgage Note.

Insurance Proceeds:  With respect to each Mortgage Loan, proceeds of insurance policies insuring the Mortgage Loan or the related Mortgaged Property to the extent such proceeds are not applied to the restoration of the related Mortgaged Property or released to the related Mortgagor.

Interim Servicer:  AMC Mortgage Services, Inc. or any successor thereto.

Interim Servicing Period:  With respect to any Mortgage Loan, the period commencing on the Closing Date and ending not later than the earlier of (a) the close of business on the forty-fifth (45th) day after the Closing Date (or if such day is not a Business Day, the Business Day immediately following such day) and (b) the close of any Securitization Transaction, or such other date, earlier or later, as specified in a written notice from the Purchaser to the Company and the Interim Servicer.

Liquidation Event:  With respect to any Mortgage Loan or REO Property, any of the following events:  (i) a Final Recovery Determination is made as to such Mortgage Loan or REO Property; (ii) such Mortgage Loan or REO Property is removed from this Agreement by reason of its being repurchased, sold or replaced pursuant to or as contemplated by any provision of this Agreement; or (iii) such Mortgage Loan is paid in full.

Liquidation Proceeds:  Amounts, other than Insurance Proceeds and Condemnation Proceeds, received in connection with the liquidation of a defaulted Mortgage Loan through trustee’s sale, foreclosure sale or otherwise, other than amounts received following the acquisition of REO Property.

Loan-to-Value Ratio or LTV:  With respect to any Mortgage Loan as of any date of determination, the ratio on such date of the outstanding principal amount of such Mortgage Loan, to the Appraised Value of the related Mortgaged Property.

Maximum Mortgage Interest Rate:  With respect to each Adjustable Rate Mortgage Loan, a rate as set forth on the Mortgage Loan Schedule and in the related Mortgage Note that is the maximum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be increased on any Adjustment Date.

Minimum Mortgage Interest Rate:  With respect to each Adjustable Rate Mortgage Loan, a rate as set forth on the Mortgage Loan Schedule and in the related Mortgage Note that is the minimum interest rate to which the Mortgage Interest Rate on such Mortgage Loan may be decreased on any Adjustment Date.

Monthly Advances:  As defined in Subsection 11.21 of the Servicing Addendum.

Monthly Payment:  With respect to any Mortgage Loan, the scheduled combined payment of principal and interest (or with respect to “interest-only mortgage loans, interest only) payable by a Mortgagor under the related Mortgage Note on each Due Date, which may be changed on any Adjustment Date as provided in the related Mortgage Note.

Moody’s:  Moody’s Investors Service, Inc. or its successor in interest.

Mortgage:  The mortgage, deed of trust or other instrument creating a first or second lien, as applicable, on the Mortgaged Property securing the Mortgage Note.

Mortgage File:  The items pertaining to a particular Mortgage Loan referred to in Exhibit 5 annexed hereto, and any additional documents required to be added to the Mortgage File pursuant to this Agreement or the Commitment Letter.

Mortgage Interest Rate:  The annual rate of interest borne on a Mortgage Note with respect to each Mortgage Loan as set forth in the related Mortgage Loan and the Mortgage Loan Schedule.

Mortgage Loan:  Each Mortgage Loan sold, assigned and transferred to the Purchaser pursuant to this Agreement and the Commitment Letter and identified on the Mortgage Loan Schedule annexed to this Agreement on the Closing Date, which Mortgage Loan includes without limitation the related Mortgage File, the Monthly Payments, Principal Prepayments, Prepayment Charges, Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds, REO Disposition proceeds, and all other rights, benefits, proceeds and obligations arising from or in connection with such Mortgage Loan.

Mortgage Loan Documents:  The documents listed in Section 2 of the Custodial Agreement pertaining to the related Mortgage Loan.

Mortgage Loan Remittance Rate:  With respect to each Mortgage Loan, the annual rate of interest remitted to the Purchaser, which shall be equal to the related Mortgage Interest Rate.

Mortgage Loan Schedule:  The schedule of Mortgage Loans to be annexed hereto as Schedule I on the Closing Date for the Mortgage Loans delivered on that Closing Date, in a “read only” electronic format, such schedule setting forth the following information with respect to each such Mortgage Loan: (1) the Company’s Mortgage Loan identifying number; (2) the Mortgagor’s name; (3) the street address of the Mortgaged Property including the state and zip code; (4) a code indicating whether the Mortgaged Property is owner-occupied; (5) the type of Residential Dwelling constituting the Mortgaged Property; (6) the Loan-to-Value Ratio at origination; (7) the Mortgage Interest Rate in effect as of the Cut-off Date; (8) the stated maturity date of the Mortgage Loan; (9) the amount of the Monthly Payment at origination; (10) the amount of the Monthly Payment as of the Cut-off Date; (11) the last Due Date on which a Monthly Payment was actually applied to the unpaid Actual Principal Balance; (12) the original principal balance of the Mortgage Loan as of the date of origination; (13) the Actual Principal Balance of the Mortgage Loan as of the close of business on the Cut-off Date; (14) a code indicating the purpose of the loan (i.e., purchase financing, Rate/Term Refinancing, Cash-Out Refinancing); (15) the Mortgage Interest Rate at origination; (16) a code indicating the documentation style (i.e., full, limited or stated); (17) the Company’s risk grade; (18) the Appraised Value of the Mortgaged Property; (19) the sale price of the Mortgaged Property, if applicable; (20) the actual unpaid principal balance of the Mortgage Loan as of the Cut-off Date; (21) the actual paid to date; (22) the number of years any Prepayment Charge is in effect; (23) the loan type (i.e.  fixed, adjustable; 2/28, 2/18, 2/13, 3/27, 3/17, 3/12, etc.); (24) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date and the Adjustment Date frequency; (25) with respect to each Adjustable Rate Mortgage Loan, the Index and the Gross Margin; (26) with respect to each Adjustable Rate Mortgage Loan, the Maximum Mortgage Interest Rate under the terms of the related Mortgage Note; (27) with respect to each Adjustable Rate Mortgage Loan, the Minimum Mortgage Interest Rate under the terms of the Mortgage Note; (28) with respect to each Adjustable Rate Mortgage Loan, the Periodic Rate Cap; (29) with respect to each Adjustable Rate Mortgage Loan, the first Adjustment Date immediately following the related Cut-off Date; (30) with respect to each Adjustable Rate Mortgage Loan, the applicable Index, (31) the CLTV and (32) with respect to any second lien mortgage loan, the outstanding principal balance at origination of the related first lien mortgage loan, if any  With respect to the Mortgage Loans in the aggregate, the Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date: (1) the number of Mortgage Loans; (2) the Actual Principal Balance of the Mortgage Loans; (3) the weighted average Mortgage Interest Rate of the Mortgage Loans; and (4) the weighted average maturity of the Mortgage Loans.

Mortgage Note:  The original executed note or other evidence (including a lost note affidavit) of the Mortgage Loan indebtedness of a Mortgagor.

Mortgaged Property:  The Mortgagor’s real property securing repayment of a related Mortgage Note, consisting of a fee simple interest or leasehold in a single parcel of real property improved by a Residential Dwelling.

Mortgagee:  The mortgagee or beneficiary named in the Mortgage and the successors and assigns of such mortgagee or beneficiary.

Mortgagor:  The obligor on a Mortgage Note, the owner of the Mortgaged Property and the grantor or mortgagor named in the related Mortgage and such grantor’s or mortgagor’s successors in title to the Mortgaged Property.

Nonrecoverable Servicing Advance:  Any Servicing Advance previously made or proposed to be made in respect of a Mortgage Loan or REO Property that, in the good faith business judgment of the Interim Servicer, will not, or, in the case of a proposed Servicing Advance, would not, be ultimately recoverable from related late payments, Condemnation Proceeds, Insurance Proceeds or Liquidation Proceeds on such Mortgage Loan or REO Property as provided herein.

Officer’s Certificate:  A certificate signed by the Chairman of the Board or the Vice Chairman of the Board or a President or a Vice President and by the Treasurer or the Secretary or one of the Assistant Treasurers or Assistant Secretaries of the Person on behalf of whom such certificate is being delivered.

Periodic Rate Cap:  With respect to each Adjustable Rate Mortgage Loan and any Adjustment Date therefor, the maximum amount by which the Mortgage Interest Rate for such Mortgage Loan may increase (without regard to the Maximum Mortgage Interest Rate) or decrease (without regard to the Minimum Mortgage Interest Rate) on such Adjustment Date from the Mortgage Interest Rate in effect immediately prior to such Adjustment Date, as provided in the Mortgage Loan Schedule.

Person:  An individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

Prepayment Charge:  With respect to each Mortgage Loan, any prepayment charge payable in connection with a voluntary Principal Prepayment in full on such Mortgage Loan made on or after the Closing Date, transferred and assigned to the Purchaser pursuant to the terms of this Agreement and identified in the Mortgage Loan Schedule.

Primary Insurance Policy:  A policy of primary mortgage guaranty insurance issued by a Qualified Insurer.

Principal Prepayment:  Any payment or other recovery of principal on a Mortgage Loan received in advance of its scheduled Due Date, including any prepayment charge or premium thereon, which is not accompanied by an amount of interest representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment.

Prospectus and Prospectus Supplement:  The prospectus and the prospectus supplement relating to the Certificates, if any.

Purchase Price:  The price paid on the Closing Date by the Purchaser to the Company pursuant to the Commitment Letter in exchange for the Mortgage Loans purchased on such Closing Date as calculated as provided in Section 4.

Purchase Price Percentage:  98.57%; subject to change pursuant to the terms of the Commitment Letter.

Qualified Correspondent:  Any Person from which the Company purchased Mortgage Loans, provided that the following conditions are satisfied:  (i) such Mortgage Loans were originated pursuant to an agreement between the Company and such Person that contemplated that such Person would underwrite mortgage loans from time to time, for sale to the Company, in accordance with underwriting guidelines designated by the Company (“Designated Guidelines”) or guidelines that do not vary materially from such Designated Guidelines; (ii) such Mortgage Loans were in fact underwritten as described in clause (i) above and were acquired by the Company within 180 days after origination; (iii) either (x) the Designated Guidelines were, at the time such Mortgage Loans were originated, used by the Company in origination of mortgage loans of the same type as the Mortgage Loans for the Company’s own account or (y) the Designated Guidelines were, at the time such Mortgage Loans were underwritten, designated by the Company on a consistent basis for use by lenders in originating mortgage loans to be purchased by the Company; and (iv) the Company employed, at the time such Mortgage Loans were acquired by the Company, pre-purchase or post-purchase quality assurance procedures (which may involve, among other things, review of a sample of mortgage loans purchased during a particular time period or through particular channels) designed to ensure that Persons from which it purchased mortgage loans properly applied the underwriting criteria designated by the Company.

Qualified Insurer:  An insurance company duly qualified as such under the laws of the states in which the Mortgaged Properties are located, duly authorized and licensed in such states to transact the applicable insurance business and to write the insurance provided, and whose claims paying ability meets the minimum level set forth by the Fannie Mae guidelines with respect to the type of insurance provided by such carrier.

Rate/Term Refinancing:  A Refinanced Mortgage Loan that is not a Cash-Out Refinancing.

Rating Agency:  Each of S&P, Moody’s and Fitch.

Reconstitution:  Either a Securitization Transaction or Whole Loan Transfer.

Reconstitution Agreement:  In connection with a Reconstitution, an agreement pursuant to which the Company makes representations and warranties with respect to the Mortgage Loans subject to the Reconstitution as of the date of the Reconstitution and undertakes certain other obligations.

Reconstitution Date:  As to any Mortgage Loan, the date on which this Agreement, as it relates to such Mortgage Loan, is reconstituted as part of a transaction described in Section 12 hereof.

Reconstitution Period:  With respect to any Mortgage Loan, the period beginning from the related Closing Date to one hundred eighty days from the Closing Date.

Record Date:  With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which such Distribution Date occurs.

Refinanced Mortgage Loan:  A Mortgage Loan the proceeds of which were not used to purchase the related Mortgaged Property.

Regulation AB:  Subpart 229.1100 – Asset Backed Securities (Regulation AB), 17 C.F.R. §§229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities, Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

REMIC:  A “real estate mortgage investment conduit” within the meaning of Section 860D of the Code.

REO Disposition:  The final sale by the Interim Servicer of any REO Property.

REO Property:  A Mortgaged Property acquired as a result of the liquidation of a Mortgage Loan.

Repurchase Price:  The Repurchase Price for any Mortgage Loan as to which such Mortgage Loan is to be repurchased pursuant to Subsection 7.06 shall be equal to the sum of (i) (a) for Mortgage Loan not previously securitized the product of the Purchase Price Percentage and the Actual Principal Balance of such Mortgage Loan and (b) for all other Mortgage Loans, the product of (1) the lesser of (x) par and (y) the Purchase Price Percentage and (2) the Actual Principal Balance, plus (i) accrued interest thereon until the date in which such repurchase occurs in an amount not to exceed ninety (90) days of accrued interest and (ii) any costs and damages incurred by the Purchaser in connection with any violation by a Mortgage Loan of any predatory or abusive lending laws, any breach of the representations made in connection with “high-cost” home loans and/or any predatory or abusive lending laws in Section 7.05(a) or any breach of the representations in Sections 7.05(b) and/or 7.05(c).  All amounts owed to the Purchaser shall be delivered via wire transfer of immediately available funds within two Business Days of such event.

Residential Dwelling:  Any one of the following: (i) an attached or detached one-family dwelling, (ii) an attached or detached two- to four-family dwelling, (iii) an attached or detached one-family dwelling unit in a condominium project that is not a Fannie Mae ineligible condominium project, (iv) an attached or detached one-family dwelling in a planned unit development, none of which is a cooperative, or mobile home (as defined in 42 United States Code, Section 5402(6)) or (v) a manufactured home, the primary purpose of which is residential use.

S&P:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. or its successor in interest.

SAIF:  The Savings Association Insurance Fund or any successor thereto.

Securities Act:  The Securities Act of 1933, as amended.

Securitization Transaction :  Any transaction involving the Purchaser or an affiliate of the Purchaser and either (1) a sale or other transfer of some or all of the Mortgage Loans directly or indirectly to an issuing entity in connection with an issuance of publicly offered, rated or unrated mortgage-backed securities or (2) an issuance of publicly offered, rated or unrated securities, the payments on which are determined primarily by reference to one or more portfolios of residential mortgage loans consisting, in whole or in part, of some or all of the Mortgage Loans.

Servicer Responsibilities:  In accordance with Accepted Servicing Practices.

Servicing Addendum:  The terms and conditions attached hereto as Exhibit 11 which will govern the servicing of the Mortgage Loans by the Interim Servicer during the Interim Servicing Period.

Servicing Advances:  All customary, reasonable and necessary “out-of-pocket” costs and expenses incurred by the Interim Servicer in the performance of its servicing obligations, including, but not limited to, the cost of (i) preservation, restoration and repair of a Mortgaged Property, (ii) any enforcement or judicial proceedings with respect to a Mortgage Loan, including foreclosure actions and (iii) the management and liquidation of REO Property.

Servicing Fee:  With respect to each Mortgage Loan, the amount of the fee the Purchaser shall pay to the Interim Servicer, which shall, for each month, be equal to 0.50% per annum per Mortgage Loan, payable monthly, in arrears.  If the Interim Servicing Period includes any partial month, the Servicing Fee for such month shall be pro rated at a per diem rate based upon a 30-day month.

Servicing File:  With respect to each Mortgage Loan, the file retained by the Interim Servicer consisting of originals of all documents in the Mortgage File that are not delivered to the Purchaser or the Custodian and copies of the Mortgage Loan Documents set forth in Section 2 of the Custodial Agreement.

Servicing Rights:  All of the Purchaser’s right, title and interest in and to the servicing of the Mortgage Loans, together with all Custodial Accounts, Escrow Accounts, contract rights, incidental income and benefits, and exclusive rights to possession and use of servicing files and records directly or indirectly related thereto, including, without limitation, borrower lists, insurance policies and tax service agreements.

Servicing Transfer Date:  With respect to a Mortgage Loan, the date on which the physical servicing of such Mortgage Loan and the related Servicing Rights and Interim Servicer Responsibilities are transferred to the Purchaser or its designee, pursuant to Subsection 13.05 herein, which date shall not be later than the end of the Interim Servicing Period, or such other date as may be mutually agreed to in writing by the Company and Initial Purchaser; provided, however, if the Purchaser exercises its option to terminate the Interim Servicer pursuant to this Agreement, the Servicing Transfer Date will be deemed to have occurred upon such termination subject to the giving of all legal notices of the transfer of servicing.

Sponsor:  The sponsor, as such term is defined in Regulation AB, with respect to any Securitization Transaction.

Static Pool Information:  Information regarding delinquencies, cumulative losses and prepayments relating to pools of mortgage loans previously securitized by and publicly offered whereby the Seller or an affiliate of the Seller (or, if applicable the Third-Party Originator or affiliate of the Third-Party Originator) was the sponsor and which mortgage loans included in such pools were of a similar type to the Mortgage Loans.

Whole Loan Transfer:  Any sale or transfer of some or all of the Mortgage Loans, other than a Securitization Transaction.

2.      Agreement to Purchase.  On the Closing Date, the Company agrees to sell, and the Purchaser agrees to purchase, without recourse but subject to the representations, warranties, terms and provisions of this Agreement, Mortgage Loans having an aggregate principal balance on the related Cut-off Date in an amount as set forth in the Commitment Letter, or in such other amount as agreed by the Purchaser and the Company as evidenced by the actual aggregate principal balance of the Mortgage Loans accepted by the Purchaser on the Closing Date.

3.      Mortgage Loan Schedule.  The Company shall deliver the Mortgage Loan Schedule for the Mortgage Loans to be purchased on the Closing Date to the Purchaser at least five (5) Business Days prior to such Closing Date.

4.      Purchase Price.  The Purchase Price for each Mortgage Loan listed on the related Mortgage Loan Schedule shall be the amount determined pursuant to the terms of the Commitment Letter (subject to adjustment as provided therein).  If so provided in the Commitment Letter, portions of the Mortgage Loans shall be priced separately.  The Purchase Price less the Holdback Amount shall be remitted by the Initial Purchaser to the Company on the Closing Date by wire transfer of immediately available funds to the bank account designated by the Company.  The Holdback Amount, less the amount required to reimburse the Initial Purchaser for First Payment Default Loans, shall be remitted by the Initial Purchaser to the Company by wire transfer of immediately available funds to the bank account designated by the Company on the day on which the Company has no further obligations with respect to any First Payment Default Loans.

In addition to the Purchase Price as described above, the Initial Purchaser shall pay to the Company, on the Closing Date, accrued interest on the Actual Principal Balance of each Mortgage Loan as of the Cut-off Date at its Mortgage Interest Rate from the Cut-off Date to but not including the Closing Date.

The Purchaser shall own and be entitled to receive with respect to each Mortgage Loan purchased, (1) all scheduled principal due after the Cut-off Date, (2) all other recoveries of principal collected after the Cut-off Date (provided, however, that all scheduled payments of principal due on or before the Cut-off Date and collected by the Interim Servicer after the Cut-off Date shall belong to the Company), (3) all payments of interest on the Mortgage Loans at the Mortgage Interest Rate (minus that portion of any such interest payment that was due on or prior to the Cut-off Date) and (4) all Prepayment Charges on the Mortgage Loans collected on or after the Closing Date.  The Actual Principal Balance of each Mortgage Loan as of the Cut-off Date is determined after application to the reduction of principal of payments of principal due on or before the Cut-off Date whether or not collected. Therefore, for the purposes of this Agreement, payments of scheduled principal and interest prepaid for a Due Date beyond the Cut-off Date shall not be applied to the principal balance as of the Cut-off Date. Such prepaid amounts (minus the applicable Servicing Fee) shall be the property of the Purchaser. The Company shall deposit any such prepaid amounts into the Custodial Account, which account is established for the benefit of the Purchaser, for remittance by the Company to the Purchaser on the first Distribution Date. All payments of principal and interest, less the applicable Servicing Fee, due on a Due Date following the Cut-off Date shall belong to the Purchaser.

5.      Reserved.

6.      Conveyance from Company to Initial Purchaser.

6.01.     Conveyance of Mortgage Loans; Possession of Servicing Files.  The Company, simultaneously with the payment of the Purchase Price, shall execute and deliver to the Initial Purchaser an Assignment and Conveyance with respect to the related Mortgage Loans in the form attached hereto as Exhibit 4. The Servicing File retained by the Interim Servicer with respect to each Mortgage Loan pursuant to this Agreement shall be appropriately identified in the Interim Servicer’s computer system to reflect clearly the sale of such related Mortgage Loan to the Purchaser. The Interim Servicer shall release from its custody the contents of any Servicing File retained by it only in accordance with this Agreement, except when such release is required in connection with a repurchase of any such Mortgage Loan pursuant to Subsection 7.06 or 7.08.

6.02.     Books and Records.  Upon the purchase of the Mortgage Loans hereunder, record title to each Mortgage and the related Mortgage Note as of the Closing Date shall be in the name of the Company, the Company’s predecessor in interest, the Purchaser, the Custodian or one or more designees of the Purchaser, as the Purchaser shall designate. Notwithstanding the foregoing, beneficial ownership of each Mortgage and the related Mortgage Note shall be vested solely in the Purchaser or the appropriate designee of the Purchaser, as the case may be.  Upon the purchase of the Mortgage Loans hereunder, all rights arising out of the Mortgage Loans including, but not limited to, all funds received by the Company or the Interim Servicer after the Cut-off Date on or in connection with a Mortgage Loan as provided in Section 4 shall be vested in the Purchaser or one or more designees of the Purchaser; provided, however, that all such funds received on or in connection with a Mortgage Loan as provided in Section 4 shall be received and held by the Company in trust for the benefit of the Purchaser or the assignee of the Purchaser, as the case may be, as the owner of the Mortgage Loans pursuant to the terms of this Agreement.

It is the express intention of the parties that the transactions contemplated by this Agreement be, and be construed as, a sale of the Mortgage Loans by the Company and not a pledge of the Mortgage Loans by the Company to the Purchaser to secure a debt or other obligation of the Company.  Consequently, the sale of each Mortgage Loan shall be reflected as a sale on the Company’s business records, tax returns and financial statements.

6.03.     Delivery of Mortgage Loan Documents.  Pursuant to the Custodial Agreement to be executed among and delivered by the Initial Purchaser, the Custodian, the Interim Servicer and the Company prior to the Closing Date, the Company shall cause the Interim Custodian (as defined in the Commitment Letter) to deliver and release to the Custodian, at the Company’s expense, those Mortgage Loan Documents as required by the Custodial Agreement with respect to each Mortgage Loan to be purchased and sold on the such Closing Date and set forth on the Mortgage Loan Schedule delivered with such Mortgage Loan Documents.  The fees and expenses of the Interim Custodian shall be paid by the Company.

The Custodian shall certify its receipt of all such Mortgage Loan Documents required to be delivered pursuant to the Custodial Agreement for the Closing Date, as evidenced by the Trust Receipt and Initial Certification of the Custodian in the form annexed to the Custodial Agreement.

The Company shall forward to the Custodian original documents evidencing an assumption, modification, consolidation or extension of any Mortgage Loan entered into in accordance with this Agreement within two weeks of their execution, provided, however, that the Company shall provide the Custodian with a certified true copy of any such document submitted for recordation within two weeks of its execution, and shall provide the original of any document submitted for recordation or a copy of such document certified by the appropriate public recording office to be a true and complete copy of the original within ninety days of its submission for recordation.

7.      Representations, Warranties and Covenants of the Company, the Initial Purchaser, the Guarantor and the Interim Servicer: Remedies for Breach.

7.01.     Representations and Warranties Respecting the Company.  The Company represents, warrants and covenants to the Purchaser as of the date hereof, the Closing Date and the Reconstitution Date, or as of such other date specifically provided herein or in the applicable Assignment and Conveyance:

(a)

The Company is duly organized, validly existing and in good standing as a limited liability company under the laws of the State of Delaware and is and will remain in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(b)

The Company has the full power and authority to hold each Mortgage Loan, to sell each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  The Company has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Initial Purchaser, the Guarantor and the Interim Servicer, constitutes a legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

(c)

The execution and delivery of this Agreement by the Company and the performance of and compliance with the terms of this Agreement will not violate the Company’s certificate of formation or amended and restated operating agreement or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Company is a party or which may be applicable to the Company or its assets;

(d)

The Company is not in violation of, and the execution and delivery of this Agreement by the Company and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Company or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Company or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(e)

The Company does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(f)

There are no actions or proceedings against, investigations known to it of, the Company before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the sale of the Mortgage Loans or the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Company of its obligations under, or validity or enforceability of, this Agreement or the Mortgage Loans;

(g)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Company of, or compliance by the Company with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained;

(h)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Company, and the transfer, assignment and conveyance of the Mortgage Notes and the Mortgages by the Company pursuant to this Agreement are not subject to the bulk transfer or any similar statutory provisions;

(i)

With respect to each Mortgage Loan, the Company is in possession of a complete Mortgage File in compliance with Exhibit 5, except for such documents as have been delivered to the Custodian; and

(j)

Neither this Agreement nor any written statement report or other document prepared and furnished or to be prepared and furnished by the Company pursuant to this Agreement or in connection with the transaction contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances in which they were made.

7.02.     Representations and Warranties Respecting the Initial Purchaser.  The Initial Purchaser represents, warrants and covenants to the Company as of the date hereof:

(a)

The Initial Purchaser is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware;

(b)

The Initial Purchaser has the full power and authority to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  The Initial Purchaser has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Company and the Interim Servicer, constitutes a legal, valid and binding obligation of the Initial Purchaser, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

(c)

The execution and delivery of this Agreement by the Initial Purchaser and the performance of and compliance with the terms of this Agreement will not violate the Initial Purchaser’s articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Initial Purchaser is a party or which may be applicable to the Initial Purchaser or its assets;

(d)

The Initial Purchaser is not in violation of, and the execution and delivery of this Agreement by the Initial Purchaser and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Initial Purchaser or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Initial Purchaser or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(e)

The Initial Purchaser does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(f)

There are no actions or proceedings against, investigations known to it of, the Initial Purchaser before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Initial Purchaser of its obligations under, or validity or enforceability of, this Agreement;

(g)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Initial Purchaser of, or compliance by the Initial Purchaser with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained; and

(h)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Initial Purchaser.

7.03.     Representations and Warranties Respecting the Guarantor.  The Guarantor represents, warrants and covenants to the Purchaser as of the date hereof and the Closing Date, or as of such other date specifically provided herein or in the applicable Assignment and Conveyance:

(a)

The Guarantor is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware;

(b)

Guarantor has the full power and authority to execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  The Guarantor has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Initial Purchaser, the Company and the Interim Servicer, constitutes a legal, valid and binding obligation of the Guarantor, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

(c)

The execution and delivery of this Agreement by the Guarantor and the performance of and compliance with the terms of this Agreement will not violate the Guarantor’s articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Guarantor is a party or which may be applicable to the Guarantor or its assets;

(d)

The Guarantor is not in violation of, and the execution and delivery of this Agreement by the Guarantor and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Guarantor or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Guarantor or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(e)

The Guarantor does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(f)

There are no actions or proceedings against, investigations known to it of, the Guarantor before any court, administrative or other tribunal (A) that might prohibit its entering into this Agreement, (B) seeking to prevent the consummation of the transactions contemplated by this Agreement or (C) that might prohibit or materially and adversely affect the performance by the Guarantor of its obligations under, or validity or enforceability of, this Agreement;

(g)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Guarantor of, or compliance by the Guarantor with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained;

(h)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Guarantor; and

(i)

Neither this Agreement nor any written statement report or other document prepared and furnished or to be prepared and furnished by the Guarantor pursuant to this Agreement or in connection with the transaction contemplated hereby contains any untrue statement of material fact or omits to state a material fact necessary to make the statements contained herein or therein not misleading in light of the circumstances in which they were made.

7.04.     Representations and Warranties Respecting the Interim Servicer.  The Interim Servicer represents warrants and covenants to the Purchaser as of the Closing Date and as of each Reconstitution Date, or as of such other date specifically provided herein:

(a)

The Interim Servicer is duly organized, validly existing and in good standing as a corporation under the laws of the State of Delaware and is and will remain duly licensed and in compliance with the laws of each state in which any Mortgaged Property is located to the extent necessary to ensure the enforceability of each Mortgage Loan in accordance with the terms of this Agreement;

(b)

The Interim Servicer has the full power and authority to (1) on behalf of the Purchaser, hold each Mortgage Loan and (2) execute, deliver and perform, and to enter into and consummate, all transactions contemplated by this Agreement.  The Interim Servicer has duly authorized the execution, delivery and performance of this Agreement, has duly executed and delivered this Agreement, and this Agreement, assuming due authorization, execution and delivery by the Purchaser and the Company, constitutes a legal, valid and binding obligation of the Interim Servicer, enforceable against it in accordance with its terms except as the enforceability thereof may be limited by bankruptcy, insolvency or reorganization;

(c)

The execution and delivery of this Agreement by the Interim Servicer and the performance of and compliance with the terms of this Agreement will not violate the Interim Servicer's articles of incorporation or by-laws or constitute a default under or result in a breach or acceleration of, any material contract, agreement or other instrument to which the Interim Servicer is a party or which may be applicable to the Interim Servicer or its assets;

(d)

The Interim Servicer is not in violation of, and the execution and delivery of this Agreement by the Interim Servicer and its performance and compliance with the terms of this Agreement will not constitute a violation with respect to, any order or decree of any court or any order or regulation of any federal, state, municipal or governmental agency having jurisdiction over the Company or its assets, which violation might have consequences that would materially and adversely affect the condition (financial or otherwise) or the operation of the Interim Servicer or its assets or might have consequences that would materially and adversely affect the performance of its obligations and duties hereunder;

(e)

The Interim Servicer does not believe, nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(f)

There are no actions or proceedings against, investigations known to it of, the Interim Servicer before any court, administrative or other tribunal (i) that might prohibit its entering into this Agreement, (ii) seeking to prevent the consummation of the transactions contemplated by this Agreement or (iii) that might prohibit or materially and adversely affect the performance by the Interim Servicer of its obligations under, or validity or enforceability of, this Agreement or to the Mortgage Loans;

(g)

No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Interim Servicer of, or compliance by the Interim Servicer with, this Agreement or the consummation of the transactions contemplated by this Agreement, except for such consents, approvals, authorizations or orders, if any, that have been obtained;

(h)

The consummation of the transactions contemplated by this Agreement are in the ordinary course of business of the Interim Servicer;

(i)

The information delivered by the Interim Servicer to the Purchaser with respect to the Interim Servicer's loan loss, foreclosure and delinquency experience on mortgage loans in its loan servicing portfolio, is true and correct in all material respects and includes adjustments for payments which are timely received but which are not honored, due to insufficient funds or for any other reason; and

(j)

The Interim Servicer will not waive any Prepayment Charge unless it is waived in accordance with Accepted Servicing Practices or the Servicing Addendum.

7.05.     Representations and Warranties Regarding Individual Mortgage Loans.

(a)

The Company hereby represent and warrant to the Purchaser that, as to each Mortgage Loan, as of the Closing Date and as of each Reconstitution Date, or as of such date specifically provided herein:

1.

The information set forth in the Mortgage Loan Schedule is complete, true and correct as of the Cut-off Date;

2.

As of the Closing Date, the Mortgage Loan is in compliance with all requirements set forth in the Commitment Letter, and the characteristics of the Mortgage Loans as set forth in the Commitment Letter are true and correct;

3.

As of the Closing Date, the Company has not advanced funds, or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged Property, directly, for the payment of any amount required by the Mortgage Note or Mortgage, and no Mortgage Loan has been delinquent for more than 30 days in the prior 12 months;

4.

As of the Closing Date, there are no delinquent taxes or insurance premiums affecting the related Mortgaged Property;

5.

As of the Closing Date, the terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments, recorded in the applicable public recording office if necessary to maintain the lien priority of the Mortgage, and which have been delivered to the Custodian; the substance of any such waiver, alteration or modification has been approved by the title insurer, to the extent required by the related policy, and is reflected on the Mortgage Loan Schedule.  No instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, except in connection with an assumption agreement approved by the title insurer, to the extent required by the policy, and which assumption agreement has been delivered to the Custodian and the terms of which are reflected in the Mortgage Loan Schedule;

6.

The Mortgage Note and the Mortgage are not subject to any valid right of rescission, set-off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any such right of rescission, set-off, counterclaim or defense, including the defense of usury and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

7.

As of the Closing Date, all buildings upon the Mortgaged Property are insured by a generally acceptable insurer against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the Mortgaged Property is located, pursuant to insurance policies conforming to the requirements of the Servicing Addendum.  All such insurance policies contain a standard mortgagee clause naming the originator, its successors and assigns as mortgagee and all premiums thereon have been paid.  If upon origination of the Mortgage Loan, the Mortgaged Property was in an area identified on a Flood Hazard Map or Flood Insurance Rate Map issued by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available) a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration is in effect which policy conforms to the requirements of Fannie Mae and Freddie Mac.  Except as may otherwise be limited by applicable law, the Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

8.

Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure laws and/or all predatory and abusive lending laws applicable to the origination and servicing of the Mortgage Loan have been complied with.  Any and all disclosure statements required to be made by the Mortgagor relating to such requirements are and will remain in the Mortgage File;

9.

As of the Closing Date, the Mortgage has not been satisfied, canceled, subordinated or rescinded, in whole or in part, and the Mortgaged Property has not been released from the lien of the Mortgage, in whole or in part, nor has any instrument been executed that would effect any such satisfaction, cancellation, subordination, rescission or release;

10.

The Mortgage creates either a first or second lien or first or second priority ownership interest in the related Mortgaged Property, as reflected in the Mortgage Loan Schedule;

11.

The related Mortgage is a valid, existing and enforceable first or second lien on the related Mortgaged Property, including all improvements on the related Mortgaged Property subject only to (i) the lien of the related First Lien (if applicable), (ii) the lien of current real property taxes and assessments not yet due and payable, (iii) covenants, conditions and restrictions, rights of way, easements, mineral right reservations and other matters of the public record as of the date of recording of such Mortgage being acceptable to mortgage lending institutions generally and specifically referred to in the lender’s title insurance policy delivered to the originator of the related Mortgage Loan and which do not adversely affect the Appraised Value of the related Mortgaged Property and (iv) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the related Mortgage or the use, enjoyment, value (as determined by Appraised Value) or marketability of the related Mortgaged Property.  Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected second lien and second priority security interest on the property described therein, and the Company has the full right to sell and assign the same to the Purchaser;

12.

The Mortgage Note and the related Mortgage are genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms;

13.

All parties to the Mortgage Note and the Mortgage had legal capacity to enter into the Mortgage Loan and to execute and deliver the Mortgage Note and the Mortgage, and the Mortgage Note and the Mortgage have been duly and properly executed by such parties.  The Mortgagor is a natural person, at least one Mortgagor is a party to the Mortgage Note, and the Mortgage is in an individual capacity;

14.

Excluding any Mortgage Loan subject to an escrow holdback, the proceeds of the Mortgage Loan have been fully disbursed to or for the account of the Mortgagor and there is no obligation for the Mortgagee to advance additional funds thereunder and any and all requirements as to completion of any on-site or off-site improvement and as to disbursements of any escrow funds therefor have been complied with.  All costs, fees and expenses incurred in making or closing the Mortgage Loan and the recording of the Mortgage have been paid, and the Mortgagor is not currently entitled to any refund of any amounts paid or due to the Mortgagee pursuant to the Mortgage Note or Mortgage;

15.

As of the Closing Date and immediately prior to the sale of the Mortgage Loan hereunder, the Company is the sole legal, beneficial and equitable owner of the Mortgage Note and the Mortgage and has full right to transfer and sell the Mortgage Loan to the Purchaser free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest excepting therefrom warehouse lending arrangements security interests which will be released concurrent with the closing of the sale to the Initial Purchaser;

16.

As of the Closing Date, all parties which have had any interest in the Mortgage Loan, whether as mortgagee, assignee, pledgee or otherwise, are (or, during the period in which they held and disposed of such interest, were) in compliance with any and all applicable “doing business” and licensing requirements of the laws of the state wherein the Mortgaged Property is located;

17.

The Mortgage Loan is covered by an ALTA lender’s title insurance policy and, in the case of an Adjustable Rate Mortgage Loan, with an adjustable rate mortgage endorsement, such endorsement substantially in the form of ALTA Form 6.0 or 6.1, issued by a title insurer and qualified to do business in the jurisdiction where the Mortgaged Property is located, insuring the Interim Servicer, its successors and assigns as to the first priority lien of the Mortgage in the original principal amount of the Mortgage Loan and, with respect to an Adjustable Rate Mortgage Loan, against any loss by reason of the invalidity or unenforceability of the lien resulting from the provisions of the Mortgage providing for adjustment in the Mortgage Interest Rate and Monthly Payment.  Additionally, such lender’s title insurance policy affirmatively insures ingress and egress to and from the Mortgaged Property, and against encroachments by or upon the Mortgaged Property or any interest therein.  The Originator and its successors and assigns is the sole insured of such lender’s title insurance policy, and such lender’s title insurance policy is in full force and effect and will be in full force and effect upon the consummation of the transactions contemplated by this Agreement.  Such lender’s title insurance policy does not require the consent of or notification to the related insurer for assignment to the Purchaser.

18.

As of the Closing Date, no claims have been made under such lender’s title insurance policy, and no prior holder of the related Mortgage, including the Company, has done, by act or omission, anything which would impair the coverage of such lender’s title insurance policy;

19.

As of the Closing Date, there is no default, breach, violation or event of acceleration existing under the Mortgage or the Mortgage Note and no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration; and as of the Closing Date and Reconstitution Date, the Company or the Interim Servicer has not waived any default, breach, violation or event of acceleration, except as otherwise provided in this Agreement.  For purposes of the foregoing, a delinquent payment of less than 30 days on a Mortgage Loan in and of itself does not constitute a default, breach, violation or event of acceleration with respect to such Mortgage Loan.

20.

As of the Closing Date, there are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related Mortgaged Property which are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

21.

All improvements which were considered in determining the Appraised Value of the related Mortgaged Property lay wholly within the boundaries and building restriction lines of the Mortgaged Property, and no improvements on adjoining properties encroach upon the Mortgaged Property.  Each appraisal has been performed in accordance with the provisions of the Financial Institutions Reform, Recovery and Enforcement Act of 1989;

22.

The Mortgage Loan was (i) originated by the Company or its affiliates or by a savings and loan association, a savings bank, a commercial bank or similar banking institution which is supervised and examined by a federal or state authority, or by a mortgagee approved as such by the Secretary of HUD or (ii) acquired by the Company or its affiliates directly through loan brokers or correspondents such that (a) the Mortgage Loan was originated in conformity with the Company’s or its affiliates’ underwriting guidelines and (b) the Company or its affiliates approved the Mortgage Loan prior to funding;

23.

Principal payments on the Mortgage Loan are scheduled to commence no more than sixty days after the proceeds of the Mortgage Loan are disbursed.  The Mortgage Loan bears interest at the Mortgage Interest Rate.  The Mortgage Note is payable on the first day of each month in Monthly Payments.  Interest on the Mortgage Loan is calculated on the basis of a 360-day year consisting of twelve 30-day months.  The Mortgage Note does not permit negative amortization;

24.

The origination and collection practices used by the Company and the Interim Servicer, as applicable, with respect to each Mortgage Note and Mortgage have been in all respects legal, proper, reasonable and customary in the mortgage origination and servicing industry.  The Mortgage Loan has been serviced by the Interim Servicer and any predecessor servicer in accordance with the terms of the Mortgage Note and applicable law.  With respect to escrow deposits and Escrow Payments, if any, all such payments (so long as the Company is acting as Interim Servicer) are in the possession of, or under the control with, the Interim Servicer, and there exist no deficiencies in connection therewith for which customary arrangements for repayment thereof have not been made.  No escrow deposits or Escrow Payments or other charges or payments due the Interim Servicer have been capitalized under any Mortgage or the related Mortgage Note;

25.

As of the Closing Date, the Mortgaged Property is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

26.

The Mortgage and related Mortgage Note contain customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security provided thereby, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee’s sale, and (ii) otherwise by judicial foreclosure.  As of the Closing Date, since the date of origination of the Mortgage Loan, the Mortgaged Property has not been subject to any bankruptcy proceeding or foreclosure proceeding and the Mortgagor has not filed for protection under applicable bankruptcy laws.  There is no homestead or other exemption available to the Mortgagor, which would materially interfere with the right to sell the Mortgaged Property at a trustee’s sale or the right to foreclose the Mortgage.  As of the Closing Date, the Mortgagor has not notified the Interim Servicer or the Company and the Company or the Interim Servicer has no knowledge of any relief requested or allowed to the Mortgagor under the Servicemembers Civil Relief Act formerly known as the Soldiers and Sailors Civil Relief Act of 1940;

27.

The related Mortgaged Property is not a leasehold estate or, if such Mortgaged Property is a leasehold estate, the remaining term of such lease is at least five (5) years greater than the remaining term of the related Mortgage Note;

28.

The Mortgage Note is not and has not been secured by any collateral except the lien of the corresponding Mortgage on the Mortgaged Property and the security interest of any applicable security agreement or chattel mortgage referred to above;

29.

The Mortgage File contains an appraisal or insured AVM of the related Mortgaged Property made prior to the approval of the Mortgage Loan.  In the case of an appraisal it was made by a staff or third party qualified appraiser who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, whose compensation is not affected by the approval or disapproval of the Mortgage Loan, for whom no conflict of interest is present and who met the minimum qualifications of USPAP;

30.

In the event the Mortgage constitutes a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in the Mortgage, and no fees or expenses are or will become payable by the Purchaser to the trustee under the deed of trust, except in connection with a trustee’s sale after default by the Mortgagor;

31.

No Mortgage Loan contains provisions pursuant to which Monthly Payments are (i) paid or partially paid with funds deposited in any separate account established by the Company, the Mortgagor, or anyone on behalf of the Mortgagor, (ii) paid by any source other than the Mortgagor or (iii) contains any other similar provisions which may constitute a “buydown” provision.  The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

32.

The Mortgagor has received all disclosure materials required by applicable law with respect to the making of a Refinanced Mortgage Loan, and evidence of such receipt is and will remain in the Mortgage File;

33.

The Mortgage Note, the Mortgage, the Assignment of Mortgage and any other documents required to be delivered with respect to each Mortgage Loan pursuant to the Custodial Agreement, have been delivered to the Custodian all in compliance with the specific requirements of the Custodial Agreement;

34.

As of the Closing Date, the Mortgaged Property is lawfully occupied under applicable law and if it is the borrower’s primary residence is not vacant within 90 days of the Closing Date (with notice from and proof of such vacancy by the Initial Purchaser); all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy, have been made or obtained from the appropriate authorities;

35.

The Assignment of Mortgage, is in recordable form and (other than with respect to the blank assignee and the lack of mortgage recordation information) is acceptable for recording under the laws of the jurisdiction in which the Mortgaged Property is located.  When endorsed as provided for in this Agreement, the Mortgage Notes will be duly endorsed under applicable law;

36.

Any principal advances made to the Mortgagor prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term.  So long as the Company is acting as Interim Servicer, the lien of the Mortgage securing the consolidated principal amount is expressly insured as having first lien priority by a title insurance policy, an endorsement to the policy insuring the mortgagee’s consolidated interest or by other title evidence acceptable to Fannie Mae and Freddie Mac.  So long as the Company is acting as Interim Servicer, the consolidated principal amount does not exceed the original principal amount of the Mortgage Loan;

37.

No Mortgage Loan has a balloon payment feature;

38.

If the Residential Dwelling on the Mortgaged Property is a condominium unit or a unit in a planned unit development (other than a de minimis planned unit development) such condominium or planned unit development project is not ineligible under Fannie Mae’s eligibility requirements;

39.

No statement, report or other document constituting a part of the Mortgage Loan Documents contains any material untrue statement of fact or omits to state a fact necessary to make the statements contained therein not misleading which would, either individually or in the aggregate, have a material adverse effect on the value of the Mortgage Loans;

40.

Each Mortgage Loan constitutes a “qualified mortgage” within the meaning of Section 860G(a)(3) of the Code;

41.

As of the Closing Date, no Mortgage Loan has a Combined LTV of more than 100% or an LTV of more than 100%;

42.

No Mortgage Loan is a “high-cost” mortgage loan, as defined under any applicable state, local or federal predatory and abusive lending laws, including, but not limited to, the Georgia Fair Lending Act and Section 6-L of the New York State Banking Law;

43.

With respect to any Mortgage Loan which is a Texas Home Equity Loan, any and all requirements of Section 50, Article XVI of the Texas Constitution applicable to Texas Home Equity Loans which were in effect at the time of the origination of the Mortgage Loan have been complied with.  Specifically, without limiting the generality of the foregoing: (i) all fees paid by the owner of the Mortgaged Property or such owner’s spouse, to any person, that were necessary to originate, evaluate, maintain, record, insure or service the Mortgage Loan are reflected in the closing statement for such Mortgage Loan; (ii) the Mortgage Loan was closed only at the office of the mortgage lender, an attorney at law, or a title company; (iii) the mortgagee has not been found by a federal regulatory agency to have engaged in the practice of refusing to make loans because the applicants for the loans reside or the property proposed to secure the loans is located in a certain area; (iv) the owner of the Mortgaged Property was not required to apply the proceeds of the Mortgage Loan to repay another debt except debt secured by the Mortgaged Property or debt to a lender other than the mortgagee; (v) the owner of the Mortgaged Property did not sign any documents or instruments relating to the Loan in which blanks were left to be filled in; and (vii) if discussions between the mortgagee and the Mortgagor were conducted primarily in a language other than English, the mortgagee provided to the owner of the Mortgaged Property, prior to closing, a copy of the notice required by Section 50(g), Article XVI of the Texas Constitution translated into the written language in which the discussions were conducted;

44.

All notices, acknowledgments and disclosure statements required by Section 50, Article XVI of the Texas Constitution applicable to Texas Home Equity Loans are contained in the Mortgage File for each such Mortgage Loan;

45.

All cash-out Mortgage Loans secured by real property in the state of Texas shall be made in accordance with Texas law;

46.

No Mortgage Loan is covered by the Home Ownership and Equity Protection Act of 1994 (“HOEPA”) and no such Mortgage Loan is in violation of any comparable state law or ordinance;

47.

No Mortgage Loan originated on or after November 27, 2003 and before July 6, 2004 is a “covered home loan” pursuant to the New Jersey Home Ownership Security Act of 2002;

48.

With respect to each Mortgage Loan subject to a Prepayment Charge, such Prepayment Charge, at the time of the origination of the related Mortgage Loan, is enforceable and in compliance with all applicable local, state and federal law;

49.

As of the Closing Date, the Mortgaged Property is being primarily used as a Residential Dwelling for residential purposes;

50.

None of the Mortgage Loans are “high cost”, “covered” or similarly classified loans as defined by the applicable federal, state or local predatory and abusive lending laws nor is any loan a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the then current Standard & Poor’s LEVELS® Glossary which is now Version 5.6 Revised, Appendix E) and no mortgage loan originated on or after October 1, 2002 through March 6, 2003 is governed by the Georgia Fair Lending Act;

51.

(i) to the best of Company’s knowledge, the First Lien is in full force and effect, (ii) to the best of Company’s knowledge, there is no default, breach, violation or event of acceleration existing under such prior related first lien mortgage or the related mortgage note other than payments by the related mortgagor which are not yet thirty days delinquent, (iii) to the best of Company’s knowledge, no event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration thereunder, and either (A) the prior mortgage contains a provision which allows or (B) applicable law requires, the mortgagee under the second lien Mortgage Loan to receive notice of, and affords such mortgagee an opportunity to cure any default by payment in full or otherwise under the prior mortgage;

52.

Either (a) no consent for the Mortgage Loan is required by the holder of the related First Lien or (b) such consent has been obtained and is contained in the Mortgage File;

53.

The Company has not received notice of: (1) any subsequent, intervening mortgage, lien, attachment, lis pendens or other encumbrance affecting any Mortgaged Property or (2) any default under any mortgage, lien or other encumbrance senior to each Mortgage;

54.

Where required or customary in the jurisdiction in which the Mortgaged Property is located, the original lender of the second lien mortgage loan has filed for record a request for notice of any action by the senior lienholder under the related First Lien, and the original lender of the second lien mortgage loan has notified any senior lienholder in writing of the existence of the Mortgage Loan and requested notification of any action to be taken against the Mortgagor by the senior lienholder;

55.

No Mortgage Loan is a “home equity line of credit”;

56.

No First Lien provides for negative amortization; and

57.

No material error, omission, misrepresentation, negligence, fraud or similar occurrence with respect to any Mortgage Loan has taken place by the Company, the Interim Servicer or the Mortgagor, or, on the part of any other party involved in the origination of the Mortgage Loan.

(b)

The Company and the Interim Servicer hereby represent and warrant to the Purchaser that, as to each Mortgage Loan that is a Freddie Mac eligible mortgage loan, as of the Closing Date and as of each Reconstitution Date, or as of such date specifically provided herein:

1.

The original principal balance of each Mortgage Loan is within Freddie Mac’s dollar amount limits for conforming one- to four-family mortgage loans;

2.

With respect to any Mortgage Loan that is secured by a first lien on the related mortgaged property, the original principal balance of any first-lien mortgage loan does not exceed the applicable Freddie Mac loan limit;

3.

With respect to any Mortgage Loan that is secured by a subordinate lien on the related mortgaged property, such lien is on a one- to four-family residence that is the principal residence of the borrower;

4.

With respect to any Mortgage Loan that is secured by a subordinate lien on the related mortgaged property, the original loan amount of any subordinate-lien mortgage loan does not exceed one-half of the one-unit limitation for first lien mortgage loans, or $208,500 (in Alaska, Guam, Hawaii or Virgin Islands: $312,750), without regard to the number of units;

5.

The aggregate original principal balance of the first and subordinate lien mortgage loans relating to the same mortgaged property with respect to any Mortgage Loan does not exceed Freddie Mac’s applicable loan limits for first-lien mortgage loans for that property type;

6.

With respect to each Mortgage Loan, no borrower obtained a prepaid single-premium credit-life, credit disability, credit unemployment or credit property insurance policy in connection with the origination of the mortgage loan;

7.

With respect to any Mortgage Loan, no borrower was charged “point and fees” in an amount greater than (a) $1000 or (b) 5% of the principal amount of such mortgage loan, whichever is greater.  For purposes of this representation, “points and fees” (x) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the mortgage loan, whether they are paid to the lender or a third party; and (y) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the mortgage (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections); the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges that, in total, do not exceed 0.25 percent of the loan amount;

8.

With respect to any Mortgage Loan, no mortgage loan exceeds the “annual percentage rate” or “points and fees payable by the borrower” threshold as described in HOEPA;

9.

No Mortgage Loan mortgagor was encouraged or required to select a mortgage loan product offered by the originator which is a higher cost product designed for a less creditworthy mortgagor, unless at the time of the Mortgage Loan's origination, such mortgagor did not qualify taking into account credit history and debt-to income ratios for a lower-cost credit product then offered by the originator.  A borrower who is able to qualify for one of the originator’s standard products should be directed towards or offered the originator’s standard mortgage line;

10.

With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (a) prior to the mortgage loan’s origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction; (b) the originator had a written policy of offering the borrower the option of obtaining a mortgage loan that did not require payment of such a premium unless the mortgage loan that did not require payment of such a premium would be a mortgage loan that is a HOEPA loan or a high-cost home loan under any applicable state or local law and prohibited by the originator's underwriting guidelines; (c) the prepayment premium is adequately disclosed to the borrower pursuant to applicable state and federal law; (d) no subprime loan originated on or after October 1, 2002 will impose a prepayment premium for a term in excess of three years, and any loans originated prior to such date and any non-subprime loans will not impose prepayment penalties in excess of five years; in each case unless the loan was modified to reduce the prepayment period to no more than three years from the date of the note and the borrower was notified in writing of such reduction in prepayment period; and (e) notwithstanding any state or federal law to the contrary, the servicer shall not impose such prepayment premium in any instance when the mortgage loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the borrower’s default;

11.

With respect to any Mortgage Loan, the methodology used in underwriting the extension of credit for each mortgage loan did not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such extension of credit.  The methodology employed objective criteria that related such facts as, without limitation, the borrower’s credit history, income, assets or liabilities, to the proposed mortgage payment and, based on such methodology, the originator made a reasonable determination that at the time of origination the borrower had the ability to make timely payments on the mortgage loan;

12.

With respect to any Mortgage Loan, no mortgage loan is secured by a manufactured housing unit; and

13.

With respect to any Mortgage Loan, no mortgage loan is “seasoned.”

(c)

The Company and the Interim Servicer hereby represent and warrant to the Purchaser that, as to each Mortgage Loan that is a Fannie Mae eligible mortgage loan (as defined in the related Reconstitution Agreement), as of the Closing Date and as of each Reconstitution Date, or as of such date specifically provided herein:

1.

Each Mortgage Loan is in compliance with the anti-predatory lending eligibility for purchase requirements of Fannie Mae’s Selling Guide;

2.

No Mortgage Loan is subject to the requirements of the Home Ownership and Equity Protection Act of 1994 (“HOEPA”), and no Mortgage Loan has an “annual percentage rate” or “total points and fees” payable by the borrower (as each such term is defined under HOEPA) that equal or exceed the applicable thresholds defined under HOEPA (Section 32 of Regulation Z, 12 C.F.R. Section 226.32(a)(1)(i) and (ii));

3.

Each Mortgage Loan at the time it was made complied in all material respects with applicable local, state, and federal laws, including, but not limited to, all applicable predatory and abusive lending laws;

4.

No Mortgage Loan is a “High-Cost Home Loan” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”).   No Mortgage Loan subject to the Georgia Act and secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003;

5.

No Mortgage Loan is a balloon mortgage loan that has an original stated maturity of less than seven (7) years;

6.

No Mortgage Loan that was originated on or after October 31, 2004, is subject to mandatory arbitration except when the terms of the arbitration also contain a waiver provision that provides that in the event of a sale or transfer of the Mortgage Loan or interest in the Mortgage Loan to Fannie Mae, the terms of the arbitration are null and void and cannot be reinstated.  The Company hereby covenants that the seller or servicer of the Mortgage Loan, as applicable, will notify the borrower in writing within 60 days of the sale or transfer of such Mortgage Loan to Fannie Mae that the terms of the arbitration are null and void;

7.

If required by Fannie Mae or the Company, or as negotiated between Fannie Mae and the Company, no borrower was encouraged or required to select a Mortgage Loan product offered by the Mortgage Loan’s originator which is a higher cost product designed for less creditworthy borrowers, unless at the time of the Mortgage Loan’s origination, such borrower did not qualify taking into account credit history and debt to income ratios for a lower cost credit product then offered by the Mortgage Loan’s originator or any affiliate of the Mortgage Loan’s originator.  If, at the time of loan application, the borrower may have qualified for a for a lower cost credit product then offered by any mortgage lending affiliate of the Mortgage Loan’s originator, the Mortgage Loan’s originator referred the borrower’s application to such affiliate for underwriting consideration;

8.

The methodology used in underwriting the extension of credit for each Mortgage Loan employs objective mathematical principles which relate the borrower’s income, assets and liabilities to the proposed payment and such underwriting methodology does not rely on the extent of the borrower’s equity in the collateral as the principal determining factor in approving such credit extension.  Such underwriting methodology confirmed that at the time of origination (application/approval) the borrower had a reasonable ability to make timely payments on the Mortgage Loan;

9.

With respect to any Mortgage Loan that contains a provision permitting imposition of a premium upon a prepayment prior to maturity: (i) prior to the loan’s origination, the borrower agreed to such premium in exchange for a monetary benefit, including but not limited to a rate or fee reduction, (ii) prior to the loan’s origination, the borrower was offered the option of obtaining a mortgage loan that did not require payment of such a premium, (iii) the prepayment premium is disclosed to the borrower in the loan documents pursuant to applicable state and federal law, (iv) the duration of the prepayment period shall not exceed three (3) years from the date of the note, and (v) notwithstanding any state or federal law to the contrary, the Servicer shall not impose such prepayment premium in any instance when the mortgage debt is accelerated as the result of the borrower’s default in making the loan payments;

10.

No borrower was required to purchase any single premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit.  No borrower obtained a prepaid single-premium credit insurance policy (e.g., life, mortgage, disability, accident, unemployement, or health insurance product) or debt cancellation agreement in connection with the origination of the Mortgage Loan; No proceeds from any Mortgage Loan were used to purchase single premium credit insurance policies (e.g., life, mortgage, disability, accident, unemployment, or health insurance product) or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

11.

All points and fees related to each Mortgage Loan were disclosed in writing to the borrower in accordance with applicable state and federal law and regulation.  No borrower was charged “points and fees” (whether or not financed) in an amount that exceeds the greater of (1) 5% of the principal amount of the Mortgage Loan (such 5% limitation is calculated in accordance with Fannie Mae’s requirements as set forth in the Fannie Mae Selling Guide) or (2) $1,000;

12.

All fees and charges (including finance charges) and whether or not financed, assessed, collected or to be collected in connection with the origination and servicing of each Mortgage Loan has been disclosed in writing to the borrower in accordance with applicable state and federal law and regulation; and

13.

The Interim Servicer will transmit full-file credit reporting data for each Mortgage Loan pursuant to Fannie Mae Guide Announcement 95-19 and that for each Mortgage Loan, Interim Servicer agrees it shall report one of the following statuses each month as follows: new origination, current, delinquent (30-, 60-, 90-days, etc.), foreclosed, or charged-off.

7.06.     Remedies for Breach of Representations and Warranties.  It is understood and agreed that the representations and warranties set forth in Subsections 7.01, 7.02 and 7.03 shall survive the sale of the Mortgage Loans to the Purchaser and shall inure to the benefit of the Purchaser, notwithstanding any restrictive or qualified endorsement on any Mortgage Note or Assignment of Mortgage or the examination or lack of examination of any Mortgage File.  Upon discovery by the Purchaser of a breach of any of the foregoing representations and warranties which materially and adversely affects the value of the Mortgage Loans or the interest of the Purchaser (or which materially and adversely affects the interests of the Purchaser in the related Mortgage Loan in the case of a representation and warranty relating to a particular Mortgage Loan), the party discovering such breach shall give prompt written notice to the others.  Any breach of the representations and warranties set forth in Subsection 7.05(a) that relate to “high-cost” home loans and/or any predatory or abusive lending laws or any breach of the representations in Sections 7.05(b) and/or 7.05(c) shall be deemed to materially and adversely affect the value of the related Mortgage Loan.

Within 90 days of the earlier of either discovery by or notice to the Company of any breach of a representation or warranty which materially and adversely affects the value of a Mortgage Loan or the Mortgage Loans, the Company shall use its best efforts promptly to cure such breach in all material respects and, if such breach cannot be cured, the Company shall, at the Purchaser’s option, repurchase such Mortgage Loan at the Repurchase Price.  In the event that a breach shall involve any representation or warranty set forth in Subsection 7.01 which materially and adversely affects the value of the Mortgage Loans and such breach cannot be cured within 90 days of the earlier of either discovery by or notice to the Company of such breach, all of the affected Mortgage Loans shall, at the Purchaser’s option, be repurchased by the Company at the Repurchase Price.  Any repurchase of a Mortgage Loan(s) pursuant to the foregoing provisions of this Subsection 7.06 shall occur on a date designated by the Purchaser and shall be accomplished (i) during the Interim Servicing Period by deposit in the Custodial Account of the amount of the Repurchase Price for distribution to the Purchaser on the next scheduled Distribution Date and (ii) following the Interim Servicing Period, by wire transfer of immediately available funds on the repurchase date to an account designated by the Purchaser.

Prior to the repurchase of any Mortgage Loan, the Purchaser and the Company shall arrange for (1) the reassignment of the repurchased Mortgage Loan or Deleted Mortgage Loan to the Company, without recourse, and (2) the delivery to the Company of any documents held by the Custodian relating to the repurchased Mortgage Loan. In the event the Repurchase Price is deposited in the Custodial Account, the Company shall, simultaneously with such deposit, give written notice to the Purchaser that such deposit has taken place.  Upon such repurchase, the Mortgage Loan Schedule shall be amended to reflect the withdrawal of the repurchased Mortgage Loan from this Agreement.

The Company shall also be required to promptly repurchase at the Repurchase Price; provided, however, the Company shall have no obligation to make any payments to the Purchaser under this Section 7.06 if the Purchaser has not notified the Company in writing within ninety (90) days of the discovery of the related default.

In addition to such cure and repurchase obligation, the Company or the Interim Servicer, as applicable, shall indemnify the Purchaser and hold it harmless against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and other costs and expenses resulting from any third-party claim, demand, defense or assertion based on or grounded upon, or resulting from, a breach of the Company’s or Interim Servicer’s representations and warranties, as applicable, contained in Section 7.  It is understood and agreed that the obligations of the Company set forth in this Section 7 to cure or repurchase a defective Mortgage Loan and to indemnify the Purchaser constitute the sole remedies of the Purchaser respecting a breach of the Company’s representations and warranties contained in Section 7.

Any cause of action against the Company, the Guarantor or the Interim Servicer, as applicable, relating to or arising out of the breach of any representations and warranties made in Subsections 7.01, 7.03, 7.04 or 7.05, as applicable, shall accrue as to any Mortgage Loan upon (i) discovery of such breach by the Purchaser or notice thereof by the Company or the Interim Servicer, as applicable, to the Purchaser, (ii) failure by the Company or the Interim Servicer, as applicable, to cure such breach or repurchase such Mortgage Loan as specified above, and (iii) demand upon the Company, the Guarantor or the Interim Servicer, as applicable, by the Purchaser for compliance with the relevant provisions of this Agreement.

7.07.     Prepayments and Partial Prepayments.  (a)    Any Prepayment Charges received on the Mortgage Loans shall be distributed to the Purchaser.  In the event the Interim Servicer waives the obligation of a Mortgagor to make a Prepayment Charge in connection with any full or partial Principal Prepayment, the Interim Servicer shall distribute or cause to be distributed the amount of the Prepayment Charge otherwise payable to the Purchaser.  The Interim Servicer shall be required to enforce the obligation of any Mortgagor to pay a Prepayment Charge.

7.08.     First Payment Default Loans. With respect to each First Payment Default Loan, the Company shall (i) repurchase such First Payment Default Loan at the Purchase Price plus accrued interest on the Actual Principal Balance at the Mortgage Loan Remittance Rate from the date on which interest has last been paid and distributed to the Purchaser to the date of repurchase less amounts received or advanced in respect of such First Payment Default Loan which are being held in the Custodial Account for distribution in the month of repurchase, within thirty (30) days of demand thereof or (ii) recalculate the purchase price of such First Payment Default Loan as agreed to by the parties and remit any monies owed to the Purchaser as a result of such recalculation within thirty (30) days of demand thereof or (iii) substitute a Qualified Substitute Mortgage Loan for such First Payment Default Mortgage Loan; provided, however, the Company shall have no obligation to repurchase any such Mortgage Loan if the Purchaser or its designee does not (i) provide notice to the Company of such request within 60 days of the date on which the Mortgage Loan became a First Payment Default Loan (i.e., 60 days after the 45th day following the related Due Date) and (ii) deliver the related Mortgage Loan Documents to the Custodian under a bailee arrangement.

8.      Closing.  The closing shall take place on the Closing Date.  At the Purchaser’s option, the closing shall be either: by telephone, confirmed by letter or wire as the parties shall agree, or conducted in person, at such place as the parties shall agree.  The closing for the Mortgage Loans to be purchased on the Closing Date shall be subject to each of the following conditions:

(a)

all of the representations and warranties of the Company and the Interim Servicer under this Agreement shall be true and correct as of the Closing Date and no event shall have occurred which, with notice or the passage of time, would constitute a default under this Agreement;

(b)

the Initial Purchaser shall have received, or the Initial Purchaser’s attorneys shall have received in escrow, all Closing Documents and other documents specified in Section 9 of this Agreement in such forms as are agreed upon and acceptable to the Purchaser, duly executed by all signatories other than the Purchaser as required pursuant to the terms hereof;

(c)

the Company shall have delivered and released to the Custodian all documents required pursuant to the Custodial Agreement;

(d)

the Company shall have delivered to the Initial Purchaser copies of all of the documents that constitute the Mortgage File for each Mortgage Loan; and

(e)

all other terms and conditions of this Agreement shall have been complied with.

Subject to the foregoing conditions, the Initial Purchaser shall pay to the Company on the Closing Date the Purchase Price, plus accrued interest pursuant to Section 4, by wire transfer of immediately available funds to the account designated by the Company.

9.      Closing Documents.

(a)

On or before the Closing Date, the Company or the Interim Servicer, as applicable, shall submit to the Initial Purchaser fully executed originals of the following documents:

1.

this Agreement, in counterparts;

2.

an Officer’s Certificate of the Company, in the form of Exhibit 1A hereto, including all attachments thereto;

3.

an Officer’s Certificate of the Interim Servicer, in the form of Exhibit 1B hereto, including all attachments thereto;

4.

an Opinion of Counsel to the Company and the Interim Servicer, in the form of Exhibit 2 hereto, including all attachments thereto;

5.

an Assignment and Conveyance in the form of Exhibit 4 hereto;

6.

the Custodial Agreement, in counterparts, in the form attached as Exhibit 6 hereto;

7.

a Custodial Account Letter Agreement in the form attached as Exhibit 7 hereto;

8.

an Escrow Account Letter Agreement in the form attached as Exhibit 8 hereto; and

9.

the Commitment Letter.

(b)

The Closing Documents for the Mortgage Loans to be purchased on the Closing Date shall consist of fully executed originals of the following documents:

1.

the related Mortgage Loan Schedule, one copy to be attached hereto and one copy to be attached to the Custodian’s counterpart to the Custodial Agreement, as the Mortgage Loan Schedule thereto;

2.

a Custodian’s Trust Receipt and Certification, as required under the Custodial Agreement, in the form attached to the Custodial Agreement;

3.

an Officer’s Certificate of the Company, in the form of Exhibit 1A hereto, including all attachments thereto;

4.

an Officer’s Certificate of the Interim Servicer, in the form of Exhibit 1B hereto, including all attachments thereto;

5.

an Opinion of Counsel to the Company and the Interim Servicer, in the form of Exhibit 2 hereto, including all attachments thereto;

6.

a Security Release Certification, in the form of Exhibit 3 hereto executed by any Person, as requested by the Initial Purchaser, if any of the Mortgage Loans has at any time been subject to any security interest, pledge or hypothecation for the benefit of such Person;

7.

an Assignment and Conveyance in the form of Exhibit 4 hereto; and

8.

the related Commitment Letter, if such Commitment Letter was not delivered pursuant to Section 9(a) above.

10.      Costs.  The Company shall pay all costs and expenses incurred in connection with the transfer and delivery of the Mortgage Loans at the Initial Purchaser’s sole discretion and direction, including without limitation fees for title policy endorsements and continuations, and the fees and expenses of the Company’s accountants and attorneys.  All costs incurred for the completion and recording of any assignment of mortgage or deed of trust or intervening assignment of mortgage or deed of trust and all costs for the Custodian (incurred on or after the Closing Date) will be the obligation of Initial Purchaser.  The Company agrees to pay $15 per Mortgage Loan, to be netted out of the Purchase Price, to apply toward the costs of recording the Mortgage Loan assignments.  The Initial Purchaser shall pay any commissions due its salesmen, and the costs and expenses of printing (or otherwise reproducing) and delivering a prospectus, prospectus supplement, any private placement memorandum, a Reconstitution Agreement and related documents including the costs of printing any mortgage pass-through certificates, the fees, costs and expenses of any trustee under a Reconstitution Agreement, the fees and expenses of the Purchaser’s counsel in connection with the preparation of any Reconstitution Agreements, any filing fees charged by the Securities and Exchange Commission for registration of certificates related to a Reconstitution Agreement and the fees charged by any rating agency to rate certificates related to a Reconstitution Agreement.

11.      Interim Servicer’s Servicing Obligations.  The Interim Servicer, as independent contract servicer, shall service and administer the Mortgage Loans during the Interim Servicing Period in accordance with the Servicing Addendum.

12.      Reconstitution.  The Company, the Interim Servicer and the Initial Purchaser agree that with respect to some or all of the Mortgage Loans, the Initial Purchaser may effect one or more Whole Loan Transfers or one or more Securitization Transactions within the Reconstitution Period for such Mortgage Loan; however, the Initial Purchaser shall not be entitled to effect more than three Reconstitutions during the Reconstitution Period.  With respect to any Reconstitution, the Company and the Interim Servicer agree to the following:

(a)

to cooperate fully with the Initial Purchaser and any prospective purchaser with respect to all reasonable requests and due diligence procedures including participating in meetings with rating agencies, bond insurers and such other parties as the Initial Purchaser shall designate and participating in meetings with prospective purchasers of the Mortgage Loans or interests therein and providing information reasonably requested by such purchasers;

(b)

to execute all Reconstitution Agreements provided that each of the Company, the Interim Servicer and the Initial Purchaser is given an opportunity to review and reasonably negotiate in good faith the content of such documents not specifically referenced or provided for herein; provided, however, no Reconstitution Agreement shall contain any additional provisions which would be deemed to be onerous by the parties unless such provisions are standard industry practice for similar transactions;

(c)

with respect to any Reconstitution, the Company and the Interim Servicer shall: (i) restate its corporate representations and warranties as of the Reconstitution Date or such earlier date as specified in any such representation and warranty; (ii) restate the representations and warranties as to the Mortgage Loans set forth in this Agreement as of the Reconstitution Date or such earlier date as specified in any such representation and warranty; (iii) restate its servicing representations and warranties as of the Servicing Transfer Date or such earlier date as specified in such representation and warranty; and (iv) represent and warrant as of the Reconstitution Date that it has taken no actions that would make untrue any of the representations and warranties as to the Mortgage Loans set forth in this Agreement.  The Company and the Interim Servicer further agree to make all representations and warranties as required and as negotiated between Company and the Interim Servicer and Fannie Mae and/or Freddie Mac for the purpose of a Reconstitution as of the date Fannie Mae and/or Freddie Mac requires such representations and warranties to be made.

(d)

to comply with Section 15 of this Agreement.  The Interim Servicer and the Company agree to indemnify and hold harmless the Purchaser and each person, if any, who controls the Purchaser within the meaning of Section 15 of the 1933 Act (collectively, the “DLJ Indemnified Party”) against any and all losses, claims, expenses, damages or liabilities to which the DLJ Indemnified Party may become subject, under the Securities Act of 1933, as amended (the “1933 Act”) or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon any representation, warranty or covenant made by the Company or the Interim Servicer, as applicable, in this Agreement or in any Reconstitution Agreement, on which the Purchaser has relied, being, or alleged to be, untrue or incorrect; provided, however, that to the extent that any such losses, claims, expenses, damages or liabilities to which the Indemnified Party may become subject arise out of or are based upon both (1) statements, omissions, representations, warranties or covenants of the Company or the Interim Servicer, as applicable, described above and (2) any other factual basis, the Company or the Interim Servicer, as applicable, shall indemnify and hold harmless the DLJ Indemnified Party only to the extent that the losses, claims, expenses, damages or liabilities of the person or persons asserting the claim are determined to arise from or be based upon matters set forth above.  This indemnity agreement will be in addition to any liability that the Company or the Interim Servicer, as applicable, may otherwise have.  The Initial Purchaser agrees to indemnify and hold harmless the Interim Servicer and the Company and each person, if any, who controls the Interim Servicer or the Company within the meaning of Section 15 of the 1933 Act (collectively, the “Argent Indemnified Party” and together with the DLJ Indemnified Party, the “Indemnified Parties”) against any and all losses, claims, expenses, damages or liabilities to which the Argent Indemnified Party may become subject, under the Securities Act of 1933, as amended (the “1933 Act”) or otherwise, insofar as such losses, claims, expenses, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in the Prospectus Supplement (other than the section captioned “Argent and the Originator” or such similarly captioned section relating to the originator and any related entity and their underwriting guidelines in the Prospectus Supplement) or the related Prospectus (or in any related private placement memorandum) or the omission or the alleged omission to state therein a material fact necessary in order to make the statements therein not misleading, or (b) any representation, warranty or covenant made by the Initial Purchaser, as applicable, in this Agreement or in any Reconstitution Agreement, on which the Interim Servicer or Company has relied, being, or alleged to be, untrue or incorrect; provided, however, that to the extent that any such losses, claims, expenses, damages or liabilities to which the Argent Indemnified Party may become subject arise out of or are based upon both (1) statements, omissions, representations, warranties or covenants of the Initial Purchaser, as applicable, described in clause (a) or (b) above and (2) any other factual basis, the Initial Purchaser, shall indemnify and hold harmless the Argent Indemnified Party only to the extent that the losses, claims, expenses, damages or liabilities of the person or persons asserting the claim are determined to arise from or be based upon matters set forth above; provided further, that in connection with each proceeding or related proceeding for which the Argent Indemnified Party seeks indemnity hereunder, the Initial Purchaser shall not be required to indemnify the Argent Indemnified Party in an amount in excess of $75,000 in the aggregate; provided further that in the case that any action is brought against the Indemnified Parties with respect to clause (a) above, the Initial Purchaser shall assume the defense thereof with counsel satisfactory to the Initial Purchaser, provided no conflict exists among the Indemnified Parties;

(e)

[Reserved];

(f)

[Reserved];

(g)

to cooperate fully with the Initial Purchaser and any prospective purchaser with respect to the delivery of Mortgage Loan Documents and other related documents, with respect to servicing requirements reasonably requested by the rating agencies and credit enhancers;

(h)

to negotiate and execute one or more subservicing agreements between the Interim Servicer and any master servicer which is generally considered to be a prudent master servicer in the secondary mortgage market, designated by the Initial Purchaser in its sole discretion after consultation with the Interim Servicer and/or one or more custodial and servicing agreements among the Initial Purchaser or an Affiliate, the Interim Servicer, the Company and a third party custodian/trustee which is generally considered to be a prudent custodian/trustee in the secondary mortgage market and designated by the Initial Purchaser in its sole discretion after consultation with the Interim Servicer, in either case for the purpose of pooling the Mortgage Loans with other Mortgage Loans for resale or securitization; and

(i)

[Reserved].

All Mortgage Loans not sold or transferred pursuant to a Whole Loan Transfer or Securitization Transaction shall be subject to this Agreement and shall continue to be serviced for the remainder of the Interim Servicing Period in accordance with the terms of this Agreement and with respect thereto this Agreement shall remain in full force and effect.

13.      The Interim Servicer.

13.01.     Additional Indemnification by the Interim Servicer.  In addition to the indemnification provided in Subsection 7.06, the Interim Servicer shall indemnify the Purchaser and hold the Purchaser harmless against any and all claims, losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments, and any other costs, fees and expenses that the Purchaser may sustain in any way related to the failure of the Interim Servicer to perform its obligations under this Agreement including but not limited to the Interim Servicer’s obligation to service and administer the Mortgage Loans in strict compliance with the terms of this Agreement or any Reconstitution Agreement entered into pursuant to Section 12.

13.02.     Merger or Consolidation of the Interim Servicer.  The Interim Servicer shall keep in full force and effect its existence, rights and franchises as a corporation under the laws of the state of its incorporation except as permitted herein, and shall obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement or any of the Mortgage Loans, and to enable the Interim Servicer to perform its duties under this Agreement.

Any Person into which the Interim Servicer may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Interim Servicer shall be a party, or any Person succeeding to the business of the Interim Servicer, shall be the successor of the Interim Servicer hereunder, as applicable, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that the successor or surviving Person with respect to the Interim Servicer shall be an institution whose deposits are insured by FDIC or a company whose business is the origination and servicing of mortgage loans, shall be a Fannie Mae or Freddie Mac approved seller/servicer and shall satisfy any requirements of Section 16 with respect to the qualifications of a successor to the Interim Servicer.

13.03.     Limitation on Liability of the Company, the Interim Servicer and Others.  Neither the Interim Servicer, nor any of the officers, employees or agents of the Interim Servicer shall be under any liability to the Purchaser for any action taken or for refraining from the taking of any action in good faith in connection with the servicing of the Mortgage Loans pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Company or the Interim Servicer or any such person against any breach of warranties or representations made herein, or failure to perform its obligations in strict compliance with any standard of care set forth in this Agreement, or any liability which would otherwise be imposed by reason of any breach of the terms and conditions of this Agreement.  The Company or the Interim Servicer or any officer, employee or agent of the Company or Interim Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  Neither the Company nor the Interim Servicer shall be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its obligation to sell or duty to service the Mortgage Loans in accordance with this Agreement and which in its opinion may involve it in any expenses or liability; provided, however, that the Interim Servicer may, with the consent of the Purchaser, undertake any such action which it may deem necessary or desirable in respect to this Agreement and the rights and duties of the parties hereto.  In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities for which the Purchaser shall be liable, the Interim Servicer or shall be entitled to reimbursement therefor from the Purchaser upon written demand except when such expenses, costs and liabilities are subject to the Interim Servicer’s indemnification under Subsections 7.04 or 13.01.

13.04.     Interim Servicer Not to Resign.  The Interim Servicer shall not assign this Agreement or any rights or obligations hereunder or resign from the obligations and duties hereby imposed on it except by mutual consent of the parties hereto, or with respect to the Interim Servicer, upon the determination that its servicing duties hereunder are no longer permissible under applicable law and such incapacity cannot be cured by the Interim Servicer in which event the Interim Servicer may resign as Interim Servicer.  Any such determination permitting the resignation of the Interim Servicer as servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Purchaser which Opinion of Counsel shall be in form and substance acceptable to the Purchaser.  No such resignation shall become effective until a successor shall have assumed the Interim Servicer’s responsibilities and obligations hereunder in the manner provided in Section 16.

13.05.     Transfer of Servicing.  The Interim Servicer acknowledges that the Purchaser has acted in reliance upon the adequacy of the Interim Servicer's servicing facilities, personnel, records and procedures, its integrity, reputation and financial standing and the continuance thereof.  Without in any way limiting the generality of this Section and except with respect to the transfer of servicing described below, the Interim Servicer shall neither assign this Agreement nor the servicing hereunder nor delegate its rights or duties hereunder or any portion thereof, nor sell or otherwise dispose of all or substantially all of its property or assets, without the prior written approval of the Purchaser, which consent will not be unreasonably withheld.

On the applicable Servicing Transfer Date, the Purchaser, or its designee, shall assume all servicing responsibilities related to, and the Company shall cause the Interim Servicer to cease all servicing responsibilities related to, the related Mortgage Loans subject to such Servicing Transfer Date.  On or prior to the applicable Servicing Transfer Date, the Company shall, at its sole cost and expense, take such steps as may be necessary or appropriate to effectuate and evidence the transfer of the servicing of the related Mortgage Loans to the Purchaser, or its designee, including but not limited to the following:

(a)

The Company shall cause the Interim Servicer to mail to the Mortgagor of each related Mortgage Loan a letter advising such Mortgagor of the transfer of the servicing of the related Mortgage Loan to the Purchaser, or its designee, in accordance with the Cranston Gonzales National Affordable Housing Act of 1990; provided, however, the content and format of the letter shall have the prior approval of the Purchaser.

(b)

The Company shall cause the Interim Servicer to transmit to the applicable insurance companies (including primary mortgage insurance policy insurers, if applicable) and/or agents, notification of the transfer of the servicing to the Purchaser, or its designee, and instructions to deliver all notices and insurance statements, as the case may be, to the Purchaser from and after the Servicing Transfer Date.

(c)

The Company shall cause the Interim Servicer to forward to the Purchaser, or its designee, all servicing records and the Servicing File in the Interim Servicer’s possession relating to each related Mortgage Loan.

(d)

The Company shall cause the Interim Servicer to provide the Purchaser, or its designee, with immediately available funds by wire transfer in the amount of the net Escrow Payments and suspense balances and all loss draft balances associated with the related Mortgage Loans.  The Company shall cause the Interim Servicer to provide the Purchaser with an accounting statement, in electronic format mutually acceptable to the Parties, of Escrow Payments and suspense balances and loss draft balances sufficient to enable the Purchaser to reconcile the amount of such payment with the accounts of the Mortgage Loans.  Additionally, the Company shall cause the Interim Servicer to wire transfer to the Purchaser the amount of any agency, trustee or prepaid Mortgage Loan payments and all other similar amounts held by the Interim Servicer.

(e)

The Company shall cause the Interim Servicer to provide to the Purchaser, or its designee, an electronic summary of all assumption and payoff statements generated by the Interim Servicer on the related Mortgage Loans from the related Cut-off Date to the Servicing Transfer Date.

(f)

Prior to the Servicing Transfer Date all payments received by the Interim Servicer or the Company on each related Mortgage Loan shall be properly applied by the Company to the account of the particular Mortgagor.

(g)

The amount of any related Monthly Payments received by the Company after the Servicing Transfer Date shall be forwarded to the Purchaser by overnight mail within two business days after receipt.  The Company shall notify the Purchaser of the particulars of the payment, which notification requirement shall be satisfied if the Company forwards with the payment any information included with the payment by the borrower.

(h)

Misapplied payments shall be processed as follows:

(1)

All parties shall cooperate in correcting misapplication errors;

(2)

The party receiving notice of a misapplied payment occurring prior to the applicable Servicing Transfer Date and discovered after the Servicing Transfer Date shall immediately notify the other party;

(3)

If a misapplied payment which occurred prior to the Servicing Transfer Date cannot be identified and said misapplied payment has resulted in a shortage in a Custodial Account or Escrow Account, the Company shall be liable for the amount of such shortage.  The Company shall reimburse the Purchaser for the amount of such shortage within thirty (30) days after receipt of written demand therefor from the Purchaser;

(4)

If a misapplied payment which occurred prior to the Servicing Transfer Date has created an improper Purchase Price as the result of an inaccurate outstanding principal balance, a check shall be issued to the party shorted by the improper payment application within five (5) Business Days after notice thereof by the other party; and

(5)

Any check issued under the provisions of this Section shall be accompanied by a statement indicating the corresponding Company and/or the Purchaser Mortgage Loan identification number and an explanation of the allocation of any such payments.

(i)

On the Servicing Transfer Date, the books, records and accounts of the Company with respect to the related Mortgage Loans shall be in accordance with all applicable Purchaser requirements.

(j)

The Company shall, on or before the Servicing Transfer Date, reconcile principal balances and make any monetary adjustments required by the Purchaser.  Any such monetary adjustments will be transferred between the Company and the Purchaser as appropriate.

(k)

The Company shall or shall cause the Interim Servicer to file all IRS forms 1099, 1099A, 1098 or 1041 and K-1 which are required to be filed on or before the Servicing Transfer Date in relation to the servicing and ownership of the related Mortgage Loans.  The Company shall provide copies of such forms to the Purchaser upon request and shall reimburse the Purchaser for any costs or penalties incurred by the Purchaser due to the Company’s failure to comply with this paragraph.

14.      Default.

14.01.     Events of Default.  In case one or more of the following Events of Default by the Interim Servicer shall occur and be continuing, that is to say:

(i)    any failure by the Interim Servicer to remit to the Purchaser any payment required to be made under the terms of this Agreement which continues unremedied for a period of three Business Days after the date due; or

(ii)    failure on the part of the Interim Servicer duly to observe or perform in any material respect any other of the covenants or agreements on the part of the Interim Servicer set forth in this Agreement which continues unremedied for a period of thirty days (except that such number of days shall be fifteen in the case of a failure to pay any premium for any insurance policy required to be maintained under this Agreement) after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Interim Servicer by the Purchaser; or

(iii)    a decree or order of a court or agency or supervisory authority having jurisdiction for the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Interim Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of sixty days; or

(iv)    the Interim Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, bankruptcy, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the servicer or of or relating to all or substantially all of its property; or

(v)    the Interim Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

(vi)    failure by the Interim Servicer to be in compliance with the “doing business” or licensing laws of any jurisdiction where a Mortgaged Property is located which continues unremedied for a period of thirty (30) days after knowledge of such failure by the Interim Servicer; or

(vii)    other than as provided in Subsection 13.05, the Interim Servicer attempts to assign its right to servicing compensation hereunder or the Interim Servicer attempts, without the consent of the Purchaser, to sell or otherwise dispose of all or substantially all of its property or assets or to assign this Agreement or the servicing responsibilities hereunder or to delegate its duties hereunder or any portion thereof;

then, and in each and every such case, so long as an Event of Default shall not have been remedied, the Purchaser, by notice in writing to the Interim Servicer may, in addition to whatever rights the Purchaser may have at law or equity to damages, including injunctive relief and specific performance, terminate all the rights and obligations of the Interim Servicer as servicer under this Agreement.  On or after the receipt by the Interim Servicer of such written notice, all authority and power of the Interim Servicer to service the Mortgage Loans under this Agreement shall on the date set forth in such notice pass to and be vested in the successor appointed pursuant to Section 16 herein.

14.02.     Waiver of Defaults.  The Purchaser may waive any default by the Interim Servicer in the performance of its obligations hereunder and its consequences.  Upon any such waiver of a past default, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been remedied for every purpose of this Agreement.  No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

15.      Compliance with Regulation AB.

15.01.     Intent of the Parties; Reasonableness.  The Purchaser and the Company acknowledge and agree that the purpose of Section 15 of this Agreement is to facilitate compliance by the Purchaser and any Depositor with the provisions of Regulation AB and related rules and regulations of the Commission.  Neither the Purchaser nor any Depositor shall exercise its right to request delivery of information or other performance under these provisions other than in good faith, or for purposes other than compliance with the Securities Act, the Exchange Act and the rules and regulations of the Commission thereunder.  The Company (i) acknowledges that interpretations of the requirements of Regulation AB may change over time, due to interpretive guidance provided by the Commission or its staff, and that the Company’s obligations with respect to Regulation AB may change if the Company elects to service the Mortgage Loans on or after the closing date of a Securitization Transaction, provided, that, the parties agree on the closing date that the Company will not service into the Securitization Transaction, and (ii) agrees to comply with reasonable requests made by the Purchaser or any Depositor in good faith for delivery of information (in the possession of or readily available to the Company) under these provisions on the basis of evolving interpretations of Regulation AB or due to increased responsibilities with respect to Regulation AB.

15.02.     Additional Representations and Warranties of the Seller.

(a)

 The Company hereby represents to the Purchaser and to any Depositor, as of the date the information is provided to the Purchaser or any Depositor under Section 15.03 that, except as disclosed in such information to the Purchaser or such Depositor on or prior to such date: (i) there no legal proceedings pending against the Company or each Third-Party Originator or proceedings known to be contemplated by governmental authorities against the Company or each Third-Party Originator which in the judgment of the Company would be, in each case, material to purchasers of securities backed by the Mortgage Loans; and (ii) there are no affiliations between the Company or each Third-Party Originator and any of the parties to a Securitization Transaction described in Subsection 15.03(a)(4), as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of such Securitization Transaction.

(b)

If so requested by the Purchaser or any Depositor for the purpose of satisfying its reporting obligations under the Exchange Act with respect to any class of asset-backed securities or otherwise complying with Regulation AB, on any date following the date on which information is first provided to the Purchaser or any Depositor under Section 15.03, the Seller shall, within five Business Days following such written request, confirm in writing the accuracy of the representations and warranties set forth in paragraph (a) of this Section or, if any such representation and warranty is not accurate as of the date of such request, provide reasonably adequate disclosure of the pertinent facts, in writing, to the requesting party.

15.03.     Information to Be Provided by the Company .  In connection with any Securitization Transaction the Company shall, within five Business Days following request by the Purchaser or any Depositor, provide to the Purchaser and such Depositor (or, as applicable, cause each Third-Party Originator to provide), in writing and in form and substance reasonably satisfactory to the Purchaser and such Depositor, the information and materials of this Section.

(a)

If so requested by the Purchaser or any Depositor and, with respect to (1), (2) and (3) below only if the Mortgage Loans are 20% or more of the pool of assets included in such Securitization Transaction, the Company shall provide the following information regarding (i) the Company, as originator of the Mortgage Loans (including as an acquirer of Mortgage Loans from a Qualified Correspondent), or (ii) each Third-Party Originator, as is requested for the purpose of compliance with Items 1110(b), 1117 and 1119(a) of Regulation AB:

1.

the originator’s form of organization;

2.

a description of the originator’s origination program and how long the originator has been engaged in originating residential mortgage loans, which description shall include a discussion of the originator’s experience in originating mortgage loans of a similar type as the Mortgage Loans; information regarding the size and composition of the originator’s origination portfolio; and information regarding the origination of the Mortgage Loans that may be material, in the good faith judgment of the Company, to an analysis of the performance of the Mortgage Loans, including the originators’ credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans;

3.

a description of any legal proceedings pending against the Company or proceedings known to be contemplated by governmental authorities against the Company which in the judgment of the Company would be, in each case, material to purchasers of securities backed by the Mortgage Loans; and

4.

a description of any affiliations relating to the Company with respect to the related Securitization Transaction and any of the following parties thereto, as such parties are identified to the Company by the Purchaser or any Depositor in writing in advance of such Securitization Transaction:

(i)    the sponsor;

(ii)    the depositor;

(iii)    the issuing entity;

(iv)    any servicer;

(v)    any trustee;

(vi)    any originator;

(vii)    any significant obligor;

(viii)    any enhancement or support provider; and

(ix)    any other material transaction party.

(b)

If so requested by the Purchaser or any Depositor in writing in order for it to comply with Regulation AB and the Mortgage Loans are 20% or more of the pool of assets included in such Securitization Transaction, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide) Static Pool Information.  Such Static Pool Information shall be prepared by the Company (or Third-Party Originator) on the basis of its reasonable, good faith interpretation of the requirements of Item 1105(a)(3) of Regulation AB.  To the extent that there is reasonably available to the Company (or Third-Party Originator) Static Pool Information with respect to more than one mortgage loan type, the Purchaser or any Depositor shall be entitled to specify whether some or all of such information shall be provided pursuant to this paragraph.  The content of such Static Pool Information may be in the form customarily provided by the Company, and need not be customized for the Purchaser or any Depositor.  Such Static Pool Information for each prior securitized pool, as applicable, shall be presented in increments no less frequently than quarterly over the life of the mortgage loans included in the prior securitized pool.  The most recent periodic increment must be as of a date no later than 135 days prior to the date of the prospectus or other offering document in which the Static Pool Information is to be included or incorporated by reference.  The Static Pool Information shall be provided in an electronic format that provides a permanent record of the information provided, such as a portable document format (pdf) file, or other such electronic format reasonably required by the Purchaser or the Depositor, as applicable.

If so requested by the Purchaser or any Depositor, the Company shall provide (or, as applicable, cause each Third-Party Originator to provide), at the expense of the requesting party, such agreed-upon procedures letters of certified public accountants pertaining to Static Pool Information relating to prior securitized pools for securitizations closed on or after January 1, 2006 as the Purchaser or such Depositor shall reasonably request and in the form customarily provided by the Company or Third-Party Originator, as applicable.  Such statements and letters shall be addressed to and be for the benefit of such parties as the Purchaser or such Depositor shall designate, which may include, by way of example, any Sponsor, any Depositor and any broker dealer acting as underwriter, placement agent or purchaser with respect to a Securitization Transaction.  Any such statement or letter may take the form of a standard, generally applicable document accompanied by a reliance letter authorizing reliance by the addressees designated by the Purchaser or such Depositor.

15.04.     Indemnification.

(a)

The Company shall indemnify the Purchaser, each affiliate of the Purchaser, and each of the following parties participating in a Securitization Transaction:  each sponsor, Depositor and issuing entity; each Person who controls any of such parties (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act); and the respective present and former directors, officers, employees and agents of each of the foregoing, and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon:

1.

(A) any untrue statement of a material fact contained in any information, report, certification, accountants’ letter or other material provided under Section 15.03 by or on behalf of the Company, or provided under Section 15.03 by or on behalf of any Third-Party Originator (collectively, the “Company Information”), or (B) the omission to state in the Company Information a material fact required to be stated in the Company Information or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, by way of clarification, that clause (B) of this paragraph shall be construed solely by reference to the Company Information and not to any other information communicated in connection with a sale or purchase of securities, without regard to whether the Company Information or any portion thereof is presented together with or separately from such other information;

2.

any failure by the Company or any Third-Party Originator to deliver any information, report, certification, accountants’ letter or other material when and as required under this Section 15.03; or

3.

any breach by the Company of a representation or warranty set forth in Section 15.02(a) or in a writing furnished pursuant to Section 15.02(b) and made as of a date prior to the closing date of the related Securitization Transaction, to the extent that such breach is not cured by such closing date, or any breach by the Company of a representation or warranty in a writing furnished pursuant to Section 15.02(b) to the extent made as of a date subsequent to such closing date.

(b)

To the extent of information included in the offering documents related to a Securitization Transaction or filed by the Purchaser, a Depositor or any other transaction party or their affiliates and not provided by the Company, the Purchaser shall indemnify or cause the entity obligated to indemnify the Purchaser for such information to indemnify the Company and each affiliate of the Company and the respective present and former directors, officers, employees and agents of each of the foregoing and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon such information.

15.05.     Information to be provided by the Purchaser.  With respect to those Mortgage Loans that were sold by Company to the Purchaser pursuant to this Agreement, the Purchaser shall, after written request from the Company, provide or cause its servicer (or another party) to be obligated to provide, information with respect to the Mortgage Loans from and after the date of purchase for the Company to comply with its obligations under Regulation AB, including, without limitation, providing static pool information, as set forth in Item 1105 of Regulation AB (such information, “Purchaser Information”). The content of such information may be in the form customarily provided by the Purchaser or such other party providing the information, and need not be customized for the Seller, any Third-Party Originator or an affiliate of either of them. The Purchaser shall or if the related Servicer is acceptable to the Company (which shall be reasonably determined by Company in good faith) , shall cause the related servicer to indemnify the Company, the Third-Party Originator and each affiliate of either of them and shall hold each of them harmless from and against any losses, damages, penalties, fines, forfeitures, reasonable legal fees and expenses and related costs, judgments, and any other costs, fees and expenses that any of them may sustain arising out of or based upon such Purchaser Information to the same extent that the Company is required to indemnify the Purchaser pursuant to Section 15.04 hereof.

16.      Termination.  The obligations and responsibilities of the Interim Servicer as servicer, shall terminate at the expiration of the Interim Servicing Period unless terminated with respect to all or a portion of the Mortgage Loans on an earlier date at the option of the Purchaser pursuant to this Section 15 or pursuant to Section 14.  Upon written request from the Purchaser in connection with any such termination, the Interim Servicer shall prepare, execute and deliver, any and all documents and other instruments, place in the Purchaser’s possession all Mortgage Files, and do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination (excluding the completion of the assignment of the Mortgage Loans), at the Interim Servicer’s sole expense.  The Interim Servicer agrees to cooperate with the Purchaser and such successor in effecting the termination of the Interim Servicer’s responsibilities and rights hereunder as servicer, including, without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by the Interim Servicer to the Custodial Account or Escrow Account or thereafter received with respect to the Mortgage Loans.

17.      Successor to the Interim Servicer.  Prior to the termination of Interim Servicer’s responsibilities and duties under this Agreement pursuant to Section 14 or 15, the Purchaser shall (i) succeed to and assume all of the Interim Servicer’s responsibilities, rights, duties and obligations under this Agreement, or (ii) appoint a successor which shall succeed to all rights and assume all of the responsibilities, duties and obligations of the Interim Servicer under this Agreement; provided that the Purchaser or such successor will not assume any liabilities of the Interim Servicer arising from acts or omissions prior to the effective date of termination, for which the Interim Servicer shall remain liable.  In connection with such appointment and assumption, the Purchaser may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree.  In the event that the Interim Servicer’s duties, responsibilities and liabilities as servicer under this Agreement should be terminated pursuant to the aforementioned Sections, the Interim Servicer shall discharge such duties and obligations during the period from the date it acquires knowledge of such termination until the effective date thereof with the same degree of diligence and prudence which it is obligated to exercise under this Agreement, and shall take no action whatsoever that might impair or prejudice the rights or financial condition of the Purchaser or such successor.  The termination of the Interim Servicer as servicer pursuant to the aforementioned Sections shall not become effective until a successor shall be appointed pursuant to this Section 16 and shall in no event relieve the Interim Servicer of the representations and warranties made pursuant to Subsections 7.04 and 7.05 and the remedies available to the Purchaser under Subsection 7.06 or 13.01, it being understood and agreed that the provisions of such Subsections 7.01, 7.03, 7.04, 7.05 and 13.01 shall be applicable to the Interim Servicer, the Guarantor and the Company, as applicable, notwithstanding any such resignation or termination of the Interim Servicer, or the termination of this Agreement.

Any successor appointed as provided herein shall execute, acknowledge and deliver to the Interim Servicer and to the Purchaser an instrument accepting such appointment, whereupon such successor shall become fully vested with all the rights, powers, duties, responsibilities and obligations of the Interim Servicer, with like effect as if originally named as a party to this Agreement and the Custodial Agreement and shall indemnify the Interim Servicer for its actions and successor servicer on and after the Servicing Transfer Date provided, however, that such successor shall not assume, and the Interim Servicer shall indemnify such successor for, any and all liabilities arising out of the Interim Servicer’s acts as servicer.  Any termination of the Interim Servicer as servicer pursuant to Section 12, 14 or 15 shall not affect any claims that the Purchaser may have against the Interim Servicer arising prior to any such termination or resignation or remedies with respect to such claims.

The Interim Servicer shall timely deliver to the successor the funds in the Custodial Account and the Escrow Account and the Mortgage Files and related documents and statements held by it hereunder and the Interim Servicer shall account for all funds.  The Interim Servicer shall execute and deliver such instruments and do such other things all as may reasonably be required to more fully and definitely vest and confirm in the successor all such rights, powers, duties, responsibilities, obligations and liabilities of the Interim Servicer as servicer.  The successor shall reimburse the Interim Servicer for amounts the Interim Servicer actually expended as servicer pursuant to this Agreement which the successor is entitled to retain hereunder and which would otherwise have been recovered by the Interim Servicer pursuant to this Agreement but for the appointment of the successor servicer.

18.      Financial Statements.  The Interim Servicer understands that in connection with the Purchaser’s marketing of the Mortgage Loans, the Purchaser shall make available to earnest prospective purchasers the Interim Servicer’s financial statements for the most recently completed three fiscal years respecting which such statements are available; provided however, the Interim Servicer may as a condition to disclosure require such third party to execute a confidentiality agreement related to such disclosure.  The Interim Servicer also shall make available any comparable interim statements to the extent any such statements have been prepared by such parties (and are available upon request to members or stockholders of such parties or the public at large).  The Interim Servicer, if it has not already done so, agree to furnish promptly to the Purchaser copies of the statements specified above.  Each such party also shall make available information on its servicing performance with respect to mortgage loans serviced for others, including delinquency ratios.

The Interim Servicer also agrees to allow access to knowledgeable financial, accounting, origination and servicing officers of such parties for the purpose of answering questions asked by any prospective purchaser regarding recent developments affecting such parties, their loan origination or servicing practices or the financial statements of such parties.

19.      Mandatory Delivery: Grant of Security Interest.  The sale and delivery of all of the Mortgage Loans on the Closing Date is mandatory from and after the date of the execution of the Commitment Letter, it being specifically understood and agreed that each Mortgage Loan is unique and identifiable on the date hereof and that an award of money damages would be insufficient to compensate the Purchaser for the losses and damages incurred by the Initial Purchaser (including damages to prospective purchasers of the Mortgage Loans) in the event of the Company’s failure to deliver each of the Mortgage Loans or one or more Mortgage Loans otherwise acceptable to the Initial Purchaser on or before the Closing Date.  The Company hereby grants to the Initial Purchaser a lien on and a continuing security interest in each Mortgage Loan and each document and instrument evidencing each such Mortgage Loan to secure the performance by the Company of its obligation hereunder, and the Company agrees that it holds such Mortgage Loans in custody for the Initial Purchaser subject to the Initial Purchaser’s (i) right to reject any Mortgage Loan under the terms of this Agreement and the Commitment Letter, and (ii) obligation to pay the Purchase Price for the Mortgage Loans.  All rights and remedies of the Purchaser under this Agreement are distinct from, and cumulative with, any other rights or remedies under this Agreement or afforded by law or equity and all such rights and remedies may be exercised concurrently, independently or successively.

20.      Notices.  All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other party at the address as follows:

(i)

if to the Company, the Guarantor or the Interim Servicer:

ACC Capital Holdings Corporation

1100 Town and Country Road, Suite 1100

Orange, California 92868
Attention:  General Counsel

(ii)

if to the Initial Purchaser:

DLJ Mortgage Capital, Inc.

Eleven Madison Avenue, 4th Floor

New York, New York 10010

Attention:  General Counsel

Attention:  Lloyd Brown

or such other address as may hereafter be furnished to the other party by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).

21.      Severability Clause.  Any part, provision, representation or warranty of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.  Any part, provision, representation or warranty of this Agreement which is prohibited or unenforceable or is held to be void or unenforceable in any jurisdiction shall be ineffective, as to such jurisdiction, to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction as to any Mortgage Loan shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.  If the invalidity of any part, provision, representation or warranty of this Agreement shall deprive any party of the economic benefit intended to be conferred by this Agreement, the parties shall negotiate, in good-faith, to develop a structure the economic effect of which is nearly as possible the same as the economic effect of this Agreement without regard to such invalidity.

22.      Counterparts.  This Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

23.      Governing Law.  This Agreement shall be construed in accordance with the laws of the State of New York and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with the laws of the State of New York without regard to the conflicts of laws provisions therein, except to the extent preempted by Federal law.

24.      Intention of the Parties.  It is the intention of the parties that the Initial Purchaser is purchasing, and the Company is selling, the Mortgage Loans and not a debt instrument of the Company or another security.  Accordingly, the parties hereto each intend to treat the transaction for Federal income tax purposes as a sale by the Company, and a purchase by the Purchaser, of the Mortgage Loans.  The Initial Purchaser shall have the right to review the Mortgage Loans and the related Mortgage Loan Files to determine the characteristics of the Mortgage Loans which shall affect the Federal income tax consequences of owning the Mortgage Loans and the Company shall cooperate with all reasonable requests made by the Initial Purchaser in the course of such review.  Moreover, this Agreement relates solely to the purchase described herein and is not an agreement between the parties hereto to negotiate similar terms in the future.

25.      Successors and Assigns.  This Agreement shall bind and inure to the benefit of and be enforceable by the Company, the Interim Servicer and the Purchaser and the respective successors and assigns of the Company, the Interim Servicer and the Purchaser.  The Purchaser may assign this Agreement to any Person to whom any Mortgage Loan is transferred whether pursuant to a sale or financing and to any Person to whom the servicing or master servicing of any Mortgage Loan is sold or transferred.  Upon any such assignment and written notice thereof to the Company and the Interim Servicer, the Person to whom such assignment is made shall succeed to all rights and obligations of the Purchaser under this Agreement to the extent of the related Mortgage Loan or Mortgage Loans and this Agreement, to the extent of the related Mortgage Loan or Loans, shall be deemed to be a separate and distinct Agreement among the Company and such Purchaser, and a separate and distinct Agreement among the Company, the Interim Servicer and each other Purchaser to the extent of the other related Mortgage Loan or Loans.  This Agreement shall not be assigned, pledged or hypothecated by the Company or the Interim Servicer to a third party without the consent of the Purchaser.

26.      Waivers.  No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by the party against whom such waiver or modification is sought to be enforced.

27.      Exhibits.  The exhibits to this Agreement are hereby incorporated and made a part hereof and are an integral part of this Agreement.

28.      General Interpretive Principles.  For purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

(a)

the terms defined in this Agreement have the meanings assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(b)

accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles;

(c)

references herein to “Articles,” “Sections,” “Subsections,” “Paragraphs,” and other Subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Agreement;

(d)

reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions;

(e)

the words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

(f)

the term “include” or “including” shall mean without limitation by reason of enumeration.

29.      Reproduction of Documents.  This Agreement and all documents relating thereto, including, without limitation, (a) consents, waivers and modifications which may hereafter be executed, (b) documents received by any party at the closing, and (c) financial statements, certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, micro-card, miniature photographic or other similar process.  The parties agree that any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

30.      Further Agreements.  The Company, the Interim Servicer and the Purchaser each agree to execute and deliver to the other such reasonable and appropriate additional documents, instruments or agreements as may be necessary or appropriate to effectuate the purposes of this Agreement.

31.      Tax Service Contracts.  The Company shall pay all fees and expenses of each Mortgage Loan that is subject to a fully assignable life of loan tax service contract issued by a tax service contract provider.

32.      Indemnification by the Guarantor .  The Guarantor agrees with the Initial Purchaser, as an inducement to Initial Purchaser’s agreement to enter into this Agreement and purchase the Mortgage Loans from the Company, to indemnify and hold harmless the Initial Purchaser and any assignee of the Initial Purchaser against any failure by the Company to meet its obligations under this Agreement relating to remedies for breach of representations and warranties, prepayments and partial prepayments, early payment defaults and reconstitution of the Mortgage Loans.  The Company hereby confirms its obligation to indemnify DLJ pursuant to the terms of the Agreement.

IN WITNESS WHEREOF, the Initial Purchaser, the Company and the Interim Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.

DLJ MORTGAGE CAPITAL, INC.

(Initial Purchaser)

By:  /s/ Lloyd A. Brown

Name: Lloyd A. Brown

Title: Vice President

ARGENT MORTGAGE COMPANY, LLC

(Company)

By:  /s/ John P. Grazer

Name: John P. Grazer

Title: EVP

ACC CAPITAL HOLDINGS CORPORATION

(Guarantor)

By:  /s/ John P. Grazer

Name: John P. Grazer

Title: EVP

AMC MORTGAGE SERVICES, INC.

(Interim Servicer)

By:  /s/ John P. Grazer

Name: John P. Grazer

Title: EVP

EXHIBIT 1A

FORM OF COMPANY’S OFFICER’S CERTIFICATE

I, ________________________, hereby certify that I am a duly elected ______________ of Argent Mortgage Company, LLC a Delaware limited liability company (the “Company”), and further certify, on behalf of the Company as follows:

1.

1.

Attached hereto as Attachment I are a true and correct copy of the Certificate of Formation and Operating Agreement of the Company as are in full force and effect on the date hereof.

2.

No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Company are pending or contemplated.

3.

Each person who, as an officer or attorney-in-fact of the Company, signed (a) the Commitment Letter (the “Commitment Letter”), dated March 20, 2007, among Holdings, Argent Mortgage Company, LLC, as seller (“Seller”), AMC Mortgage Services, Inc., as interim servicer (the “Interim Servicer”) and DLJ Mortgage Capital, Inc. (the “Purchaser”), (b) the Mortgage Loan Purchase and Interim Servicing Agreement (the “Purchase Agreement”), dated as of March 23, 2007 by and among the Company, the Purchaser, Holdings and the Interim Servicer and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Commitment Letter was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4.

Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Company on June 14, 2006, (the “Resolutions”) with respect to the authorization and approval of the sale and servicing of the Mortgage Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

5.

Attached hereto as Attachment III is a Certificate of Good Standing of the Company dated March 22, 2007.  No event has occurred since March 22, 2007, which has affected the good standing of the Company under the laws of the State of Delaware.

6.

All of the representations and warranties of the Company contained in Subsections 7.01 and 7.05 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

7.

The Company has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Purchase Agreement and the related Commitment Letter.

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Mortgage Loan Purchase and Interim Servicing Agreement (the “Purchase Agreement”), dated as of March 23, 2007 among the Company, the Interim Servicer, Holdings and the Purchaser.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Company.

Dated:  March

, 2007

[Seal]

ARGENT MORTGAGE COMPANY, LLC

By:_________________________________

Name:

Title:

I, _______________, an _______________ of Argent Mortgage Company, LLC, hereby certify that _______________ is a duly elected, qualified and acting _______________ of Argent Mortgage Company, LLC and that the signature appearing above is his genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:  March

, 2007

[Seal]

ARGENT MORTGAGE COMPANY, LLC

By:_________________________________

Name:

Title:

EXHIBIT 1B

FORM OF INTERIM SERVICER’S OFFICER’S CERTIFICATE

I, ________________________, hereby certify that I am a duly elected ______________ of AMC Mortgage Services, Inc., a Delaware corporation (in such capacity, the “Interim Servicer”), and further certify, on behalf of the Interim Servicer as follows:

1.

Attached hereto as Attachment I are a true and correct copy of the Articles of Incorporation and by-laws of the Interim Servicer as are in full force and effect on the date hereof.

2.

No proceedings looking toward merger, liquidation, dissolution or bankruptcy of the Interim Servicer are pending or contemplated.

3.

Each person who, as an officer or attorney-in-fact of the Interim Servicer, signed (a) the Commitment Letter (the “Commitment Letter”), dated March 20, 2007, among Holdings, Argent Mortgage Company, LLC, as seller (“Seller”), AMC Mortgage Services, Inc., as interim servicer (the “Interim Servicer”) and DLJ Mortgage Capital, Inc. (the “Purchaser”), (b) the Mortgage Loan Purchase and Interim Servicing Agreement (the “Purchase Agreement”), dated as of March 23, 2007 by and among the Company, the Purchaser, Holdings and the Interim Servicer and (c) any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Commitment Letter was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4.

Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of the Interim Servicer on June 14, 2006, (the “Resolutions”) with respect to the authorization and approval of the sale and servicing of the Mortgage Loans; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

5.

Attached hereto as Attachment III is a Certificate of Good Standing of the Interim Servicer dated March 22, 2007.  No event has occurred since March 22, 2007, which has affected the good standing of the Interim Servicer under the laws of the State of Delaware.

6.

All of the representations and warranties of the Interim Servicer contained in Subsections 7.04 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

7.

The Interim Servicer has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Purchase Agreement and the related Commitment Letter.

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Mortgage Loan Purchase and Interim Servicing Agreement (the “Purchase Agreement”), dated as of March 23, 2007 among the Seller, the Interim Servicer, Holdings and the Purchaser.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of the Interim Servicer.

Dated:  March

, 2007

[Seal]

AMC MORTGAGE SERVICES, INC.

By:_________________________________

Name: John P. Grazer

Title: Executive Vice President

I, ___________, an _______________ of AMC Mortgage Services, Inc., hereby certify that _______________ is a duly elected, qualified and acting _______________ of AMC Mortgage Services, Inc. and that the signature appearing above is his genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:  March

, 2007

[Seal]

AMC MORTGAGE SERVICES, INC.

By:_________________________________

Name:

Title:

EXHIBIT 1C

FORM OF GUARANTOR’S OFFICER’S CERTIFICATE

I, ___________, hereby certify that I am a duly elected ____________ of ACC Capital Holdings Corporation, a Delaware corporation (the “Holdings”), and further certify, on behalf of Holdings as follows:

1.

Attached hereto as Attachment I are a true and correct copy of the Articles of Incorporation and by-laws of Holdings as are in full force and effect on the date hereof.

2.

No proceedings looking toward merger, liquidation, dissolution or bankruptcy of Holdings are pending or contemplated.

3.

Each person who, as an officer or attorney-in-fact of Holdings, signed (a) the Commitment Letter (the “Commitment Letter”), dated March 20, 2007, among Holdings, Argent Mortgage Company, LLC, as seller (“Seller”), AMC Mortgage Services, Inc., as interim servicer (the “Interim Servicer”) and DLJ Mortgage Capital, Inc. (the “Purchaser”), (b) the Mortgage Loan Purchase and Interim Servicing Agreement (the “Purchase Agreement”), dated as of March 23, 2007 by and among the Company, the Purchaser, Holdings and the Interim Servicer (c) and any other document delivered prior hereto or on the date hereof in connection with the sale and servicing of the Mortgage Loans in accordance with the Commitment Letter was, at the respective times of such signing and delivery, and is as of the date hereof, duly elected or appointed, qualified and acting as such officer or attorney-in-fact, and the signatures of such persons appearing on such documents are their genuine signatures.

4.

Attached hereto as Attachment II is a true and correct copy of the resolutions duly adopted by the board of directors of Holdings on June 14, 2006, (the “Resolutions”) with respect to the authorization and approval of Holdings’ guaranty of the repurchase and indemnity obligations of the Seller; said Resolutions have not been amended, modified, annulled or revoked and are in full force and effect on the date hereof.

5.

Attached hereto as Attachment III is a Certificate of Good Standing of Holdings dated March 22, 2007.  No event has occurred since March 22, 2007, which has affected the good standing of Holdings under the laws of the State of Delaware.

6.

All of the representations and warranties of Holdings contained in Subsection 7.03 of the Purchase Agreement were true and correct in all material respects as of the date of the Purchase Agreement and are true and correct in all material respects as of the date hereof.

7.

Holdings has performed all of its duties and has satisfied all the material conditions on its part to be performed or satisfied prior to the Closing Date pursuant to the Purchase Agreement and the related Commitment Letter.

All capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Mortgage Loan Purchase and Interim Servicing Agreement (the “Purchase Agreement”), dated as of March 23, 2007, among the Seller, the Interim Servicer, Holdings and the Purchaser.

IN WITNESS WHEREOF, I have hereunto signed my name and affixed the seal of Holdings.

Dated:  March

, 2007

[Seal]

ACC CAPITAL HOLDINGS CORPORATION

By:_________________________________

Name: John P. Grazer

Title: Executive Vice President

I, _________, an __________of ACC Capital Holdings Corporation, hereby certify that ________ is a duly elected, qualified and acting _____________ of ACC Capital Holdings Corporation and that the signature appearing above is his genuine signature.

IN WITNESS WHEREOF, I have hereunto signed my name.

Dated:  March

, 2007

[Seal]

ACC CAPITAL HOLDINGS CORPORATION

By:_________________________________

Name:

Title:

EXHIBIT 2

[FORM OF OPINION OF COUNSEL TO THE COMPANY, THE GUARANTOR AND THE INTERIM SERVICER]

March 23, 2007

DLJ Mortgage Capital, Inc.

Eleven Madison Avenue, 4th Floor

New York, New York 10010

Re:

Mortgage Loan Purchase and Interim Servicing Agreement,

dated as of March 23, 2007.

Ladies and Gentlemen:

I have acted as senior counsel to Argent Mortgage Company, LLC, a Delaware limited liability company (the “Company”), AMC Mortgage Services, Inc., a Delaware corporation (“Mortgage Services”) and ACC Capital Holdings Corporation, a Delaware corporation (“Holdings”) in connection with the sale and servicing of certain mortgage loans by the Company to DLJ Mortgage Capital, Inc. (the “Purchaser”) pursuant to a Mortgage Loan Purchase and Interim Servicing Agreement, among the Company, as seller, Mortgage Services, as interim service, Holdings, as Guarantor, and the Purchaser dated as of March 23, 2007, (the “Purchase Agreement”) and the Assignment and Conveyance, dated March 23, 2007 (the “Assignment”) executed by the Company.  Capitalized terms not otherwise defined herein have the meanings set forth in the Purchase Agreement.

In connection with rending this opinion letter, I, or attorneys working under my direction, have examined, among other things, originals, certified copies or copies otherwise identified to my satisfaction as being true copies of the following:

A.

The Assignment;

B.

The Purchase Agreement;

C.

Mortgage Services’ and Holdings’ Articles of Incorporation and Bylaws, as amended to date;

D.

The Company’s Certificate of Formation and Operating Agreement, as amended to date;

E.

Resolutions adopted by the Board of Directors of the Company, Mortgage Services and Holdings with specific reference to actions relating to the transactions covered by this opinion.

For the purpose of rendering this opinion, I have made such documentary, factual and legal examinations as I deemed necessary under the circumstances.  As to factual matters, I have relied upon statements, certificates and other assurances of public officials and of officers and other representatives of the Company, Mortgage Services or Holdings, as applicable, and upon such other certificates as I deemed appropriate, which factual matters have not been independently established or verified by me.  I have also assumed, among other things, the genuineness of all signatures, the legal capacity of all natural persons, the authenticity of all documents submitted to me as originals, and the conformity to original documents of all documents submitted to me as copies and the authenticity of originals of such copied documents.

On the basis of and subject to the foregoing examination, and in reliance thereon, and subject to the assumptions, qualifications, exceptions and limitations expressed herein, I am of the opinion that:

1.

Each of the Company, Mortgage Services and Holdings is duly incorporated or formed, as applicable, and is validly existing and in good standing as under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as presently conducted by it.  The Company has the corporate power and authority to sell the Mortgage Loans, and to execute, deliver, and perform its obligations under the Purchase Agreement and the Assignment (sometimes collectively, the “Agreements”).

2.

Mortgage Services has the corporate power and authority to service the Mortgage Loans, and to execute, deliver, and perform its obligations under the Purchase Agreement.  Holdings has the corporate power and authority to guaranty the repurchase and indemnity obligations under the Purchase Agreement.

3.

The Purchase Agreement and the Assignment each have been duly and validly authorized, executed and delivered by the Company, Mortgage Services and Holdings, as applicable.

4.

The Purchase Agreement and the Assignment each constitutes the valid, legal and binding obligation of the Company, Mortgage Services and Holdings, enforceable against the Company, Mortgage Services and Holdings, as applicable in accordance with their respective terms.

5.

No consent, approval, authorization or order of any state or federal court or government agency or body is required for the execution, delivery and performance by the Company, Mortgage Services or Holdings of the Purchase Agreement and with respect to the Company only, the Assignment, or the consummation of the transactions contemplated by the Purchase Agreement and the Assignment, except for those consents, approvals, authorizations or orders which previously have been obtained.

6.

Neither the servicing of the Mortgage Loans by Mortgage Services, as provided in the Purchase Agreement, nor the fulfillment of the terms of or the consummation of any other transactions contemplated in the Agreements will result in a breach of any term or provision of the certificate of incorporation or bylaws of Mortgage Services or Holdings, or the certificate of formation or the amended and restated operating agreement of the Company, will conflict with, result in a breach or violation of, or constitute a default under, (i) the terms of any indenture or other agreement or instrument known to me to which the Company, Mortgage Services or Holdings, is a party or by which it is bound, (ii) any State of California or federal statute or regulation applicable to the Company, Mortgage Services or Holdings, or (iii) any order of any State of California or federal court regulatory body, administrative agency or governmental body having jurisdiction over the Company, Mortgage Services or Holdings, except in any such case where the default, breach or violation would not have a material adverse effect on any of them, or their ability to perform their respective obligations under the Agreements.

7.

There is no action, suit, proceeding or investigation pending or, to the best of my knowledge, threatened against the Company, Mortgage Services or Holdings, which, in my judgment, either in any one instance or in the aggregate, would draw into question the validity of the Purchase Agreement or which would be likely to impair materially the ability of any of them to perform their respective obligations under the terms of the Purchase Agreement.

8.

The sale of each Mortgage Note and Mortgage as and in the manner contemplated by the Purchase Agreement is sufficient fully to transfer to the Purchaser all right, title and interest of the Company thereto as noteholder and mortgagee.

9.

The Assignments of Mortgage are in recordable form and upon completion will be acceptable for recording under the laws of the state where the mortgaged properties are located.  When endorsed, as provided in the Purchase Agreement, the Mortgage Notes will be duly endorsed under applicable law.

The opinions above are subject to the following additional assumptions, exceptions, qualifications and limitations:

A.

I have assumed that all parties to the Agreements other than the Company, Mortgage Services and Holdings, have all requisite power and authority to execute, deliver and perform their respective obligations under the Agreements, and that the Agreements have been duly authorized by all necessary corporate action on the part of such parties and constitute the legal, valid and binding obligations of such parties.

B.

My opinion expressed in paragraphs 4 and 8 above is subject to the qualifications that (i) the enforceability of the Agreements may be limited by the effect of laws relating to (1) bankruptcy, reorganization, insolvency, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally, including, without limitation, the effect of statutory or other laws regarding fraudulent conveyances or preferential transfers, and (2) general principles of equity upon the specific enforceability of any of the remedies, covenants or other provisions of the Agreements and upon the availability of injunctive relief or other equitable remedies and the application of principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) as such principles relate to, limit or affect the enforcement of creditor’s rights generally and the discretion of the court before which any proceeding for such enforcement may be brought; and (ii) I express no opinion herein with respect to the validity, legality, binding effect or enforceability of  provisions for indemnification in the Agreements to the extent such provisions may be held to be unenforceable as contrary to public policy.

C.

I have assumed, without independent check or certification, that there are no agreements or understandings among the Company, Mortgage Services or Holdings, the Purchaser and any other party that would expand, modify or otherwise affect the terms of the documents described herein or the respective rights or obligations of the parties thereunder.

I am admitted to practice in the State of California, and I render no opinion herein as to matters involving the laws of any jurisdiction other than the State of California and the Federal laws of the United States of America.

Very truly yours,

EXHIBIT 3

SECURITY RELEASE CERTIFICATION

I.

Release of Security Interest

___________________________, hereby relinquishes any and all right, title and interest it may have in and to the Mortgage Loans described in Exhibit A attached hereto upon purchase thereof by DLJ Mortgage Capital, Inc. from the Company named below pursuant to that certain Mortgage Loan Purchase and Interim Servicing Agreement (Adjustable Rate and Fixed Rate Mortgage Loans), dated as of March 23, 2007, as of the date and time of receipt by ______________________________ of $__________ for such Mortgage Loans (the “Date and Time of Sale”), and certifies that all notes, mortgages, assignments and other documents in its possession relating to such Mortgage Loans have been delivered and released to the Company named below or its designees as of the Date and Time of Sale.

Name and Address of Financial Institution

__________________________________

(Name)

__________________________________

(Address)

By:  ______________________________

II.

Certification of Release

The Company named below hereby certifies to DLJ Mortgage Capital, Inc. that, as of the Date and Time of Sale of the above mentioned Mortgage Loans to DLJ Mortgage Capital, Inc., the security interests in the Mortgage Loans released by the above named corporation comprise all security interests relating to or affecting any and all such Mortgage Loans.  The Company warrants that, as of such time, there are and will be no other security interests affecting any or all of such Mortgage Loans.

ARGENT MORTGAGE COMPANY, LLC

By: __________________________________

Name:

Title:

EXHIBIT 4

ASSIGNMENT AND CONVEYANCE

A.

On this 23rd day of March, 2007 Argent Mortgage Company, LLC (the “Company”) as the Company under that certain Mortgage Loan Purchase and Interim Servicing Agreement (Adjustable Rate and Fixed Rate Mortgage Loans), dated as of March 23, 2007 (the “Agreement”) among the Company, AMC Mortgage Services, Inc. as interim servicer (the “Interim Servicer”), ACC Capital Holdings Corporation as guarantor (“Guarantor”) and DLJ Mortgage Capital, Inc. (the “Purchaser”), does hereby sell, transfer, assign, set over and convey to DLJ Mortgage Capital, Inc. as Purchaser under the Agreement, without recourse, but subject to the terms of the Agreement, all rights, title and interest of the Company in and to the Mortgage Loans listed on the Mortgage Loan Schedule attached hereto as Schedule 1 together with the related Mortgage Files and all rights and obligations arising under the documents contained therein, including the right to any prepayment charges or other charges payable by the related Mortgagors in connection with any principal prepayments on the Mortgage Loans.  Pursuant to Subsection 6.03 of the Agreement, the Company has delivered to the Custodian the documents for each Mortgage Loan to be purchased as set forth in the Custodial Agreement.  The contents of each related Servicing File required to be delivered to the Interim Servicer to service the Mortgage Loans pursuant to the Agreement and thus not delivered to the Purchaser are and shall be held in trust for the benefit of the Purchaser as the owner thereof.  The Interim Servicer’s possession of any portion of each such Servicing File is at the will of the Purchaser for the sole purpose of facilitating servicing of the related Mortgage Loan pursuant to the Agreement, and such retention and possession by the Interim Servicer shall be in a custodial capacity only.  The ownership of each Mortgage Note, Mortgage, and the contents of the Mortgage File and Servicing File is vested in the Purchaser and the ownership of all records and documents with respect to the related Mortgage Loan prepared by or which come into the possession of the Company or the Interim Servicer shall immediately vest in the Purchaser and shall be retained and maintained, in trust, by the Company or the Interim Servicer at the will of the Purchaser in such custodial capacity only.

B.

The Company, the Guarantor and the Interim Servicer confirms to the Purchaser that the representations and warranties set forth in Subsection 7.01, 7.03 and 7.04, as applicable, of the Agreement are true and correct as of the date hereof, and that all statements made in the related Officer’s Certificate and all attachments thereto remain complete, true and correct in all respects as of the date hereof, and confirm that all statements made in the Commitment Letter are true and correct as of the date hereof.

Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Agreement.

ARGENT MORTGAGE COMPANY, LLC

as Company

By:

Name:

Title:

WITH RESPECT TO PARAGRAPH B ONLY:

ACC CAPITAL HOLDINGS CORPORATION

as Guarantor

By:  __________________________________

Name:

Title:

AMC MORTGAGE SERVICES, INC.

as Interim Servicer

By:  __________________________________

Name:

Title:

EXHIBIT 5

CONTENTS OF EACH MORTGAGE FILE

With respect to each Mortgage Loan, the Mortgage File shall include each of the following items, which shall be available for inspection by the Purchaser and which shall be retained by the Company or delivered to the Custodian:

1.

Mortgage Loan Documents.

2.

Residential loan application.

3.

Mortgage Loan closing statement.

4.

Verification of employment and income.

5.

Verification of acceptable evidence of source and amount of down payment.

6.

Credit report on Mortgagor.

7.

Residential appraisal report.

8.

Photograph of the Mortgaged Property.

9.

Copy of each instrument necessary to complete identification of any exception set forth in the exception schedule in the title policy, i.e., map or plat, restrictions, easements, sewer agreements, home association declarations, etc. if applicable.

10.

All required disclosure statements.

11.

If applicable, termite report, structural engineer’s report, water potability and septic certification.

12.

Sales Contract.

13.

Hazard insurance policy declaration page.

14.

Tax receipts, insurance premium receipts, ledger sheets, payment history from date of origination, insurance claim files, correspondence, current and historical computerized data files, and all other processing, underwriting and closing papers and records which are customarily contained in a mortgage loan file and which are required to document the Mortgage Loan or to service the Mortgage Loan.

15.

Amortization schedule, if available.

16.

Payment history for Mortgage Loans that have been closed for more than 90 days.

17.

The original policy of primary mortgage guaranty insurance or, if such insurance is provided by a master policy, the original certificate of insurance and a copy of such master policy, if available.

EXHIBIT 6

CUSTODIAL AGREEMENT

[ON FILE]

EXHIBIT 7

FORM OF CUSTODIAL ACCOUNT LETTER AGREEMENT

_______________

To:

 (the “Depository”)

As Interim Servicer under the Mortgage Loan Purchase and Interim Servicing Agreement (Adjustable Rate and Fixed Rate Mortgage Loans), dated as of March 23, 2007, we hereby authorize and request you to establish an account, as a Custodial Account, to be designated as “AMC Mortgage Services, Inc., as servicer, in trust for the Purchaser, Adjustable Rate and Fixed Rate Mortgage Loans.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Interim Servicer.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

AMC MORTGAGE SERVICES, INC.

By:

__________________________________

Name:

Title:

Date:

The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.  The Federal Deposit Insurance Corporation (“FDIC”), through the Bank Insurance Fund (“BIF”) or the Savings Association Insurance Fund (“SAIF”), will insure the full amount deposited at any time in the account, provided that such amount does not exceed the limits on insured deposits set by the FDIC.

[Depository]

By:

___________________________

Name:

Title:

Date:

EXHIBIT 8

FORM OF ESCROW ACCOUNT LETTER AGREEMENT

_______________

To:

 (the “Depository”)

As Interim Servicer under the Mortgage Loan Purchase and Interim Servicing Agreement (Adjustable Rate and Fixed Rate Mortgage Loans), dated as of March 23, 2007, we hereby authorize and request you to establish an account, as an Escrow Account, to be designated as “AMC Mortgage Services, Inc., as servicer, in trust for the Purchaser and various Mortgagors, Adjustable Rate and Fixed Rate Mortgage Loans.”  All deposits in the account shall be subject to withdrawal therefrom by order signed by the Interim Servicer.  You may refuse any deposit which would result in violation of the requirement that the account be fully insured as described below.  This letter is submitted to you in duplicate.  Please execute and return one original to us.

AMC MORTGAGE SERVICES, INC.

By:

__________________________________

Name:

Title:

Date:

The undersigned, as Depository, hereby certifies that the above-described account has been established under Account Number ___________ at the office of the Depository indicated above, and agrees to honor withdrawals on such account as provided above.  The Federal Deposit Insurance Corporation (“FDIC”), through the Bank Insurance Fund (“BIF”) or the Savings Association Insurance Fund (“SAIF”), will insure the full amount deposited at any time in the account, provided that such amount does not exceed the limits on insured deposits set by the FDIC.

[Depository]

By:

____________________________

Name:

Title:

Date:

EXHIBIT 9

COMMITMENT LETTER

[ON FILE]

EXHIBIT 10

[RESERVED]

EXHIBIT 11

SERVICING ADDENDUM

Section 11.01

Interim Servicer to Act as Interim Servicer.

The Interim Servicer, as independent contract servicer, shall service and administer the Mortgage Loans in accordance with this Agreement and shall have full power and authority, acting alone, to do or cause to be done any and all things in connection with such servicing and administration which the Interim Servicer may deem necessary or desirable and consistent with the terms of this Agreement.

The Interim Servicer shall administer the Mortgage Loans on behalf of the Purchaser (as determined by the Interim Servicer in its reasonable judgment) in accordance with the terms of this Agreement and the respective Mortgage Loans and, to the extent consistent with such terms, in the same manner in which it administers similar mortgage loans for its own portfolio, giving due consideration to customary and usual standards of practice of customary and reasonable mortgage lenders and loan servicers administering similar mortgage loans but without regard to: (i) any relationship that the Interim Servicer or any Affiliate of the Interim Servicer may have with the related Mortgagor and (ii) the Interim Servicer's right to receive compensation for its services hereunder.

To the extent consistent with the foregoing, the Interim Servicer (a) shall seek to maximize the timely and complete recovery of principal and interest on the Mortgage Notes and (b) shall waive (or permit a subservicer to waive) a Prepayment Charge only under the following circumstances: (i) such waiver is standard and customary in servicing similar Mortgage Loans in the same jurisdiction and (ii) either (A) such waiver would, in the reasonable judgment of the Interim Servicer, maximize recovery of total proceeds taking into account the value of such Prepayment Charge and the related Mortgage Loan and, if such waiver is made in connection with a refinancing of the related Mortgage Loan, such refinancing is related to a default or a reasonably foreseeable default or (B) such waiver is made in connection with a refinancing of the related Mortgage Loan unrelated to a default or a reasonably foreseeable default where (x) the related mortgagor has stated to the Interim Servicer or an applicable subservicer an intention to refinance the related Mortgage Loan and (y) the Interim Servicer has concluded in its reasonable judgment that the waiver of such Prepayment Charge would induce such mortgagor to refinance with the Interim Servicer.  If a Prepayment Charge is waived as permitted by meeting the standards described in clauses (i) and (ii)(B) above, then the Interim Servicer is required to pay the amount of such waived Prepayment Charge by depositing such amount into the Collection Account together with and at the time that the amount prepaid on the related Mortgage Loan is required to be deposited into the Custodial Account.  Notwithstanding the foregoing, the Interim Servicer shall not impose a Prepayment Charge in any instance when the mortgage debt is accelerated as the result of the borrower’s default in making loan payments, and the Interim Servicer shall have no obligation to pay the amount of any Prepayment Charge it waives in order to comply with this sentence.

Consistent with the terms of this Agreement, the Interim Servicer may waive, modify or vary any term of any Mortgage Loan or consent to the postponement of strict compliance with any such term or in any manner grant indulgence to any Mortgagor if in the Interim Servicer's reasonable determination such waiver, modification, postponement or indulgence is not materially adverse to the Purchaser; provided, however, that the Interim Servicer shall not permit any modification with respect to any Mortgage Loan that would change the Mortgage Interest Rate, defer or forgive the payment thereof or of any principal or interest payments, reduce the outstanding principal amount (except for actual payments of principal), make additional advances of additional principal or extend the final maturity date on such Mortgage Loan.  Without limiting the generality of the foregoing, the Interim Servicer shall continue, and is hereby authorized and empowered, to execute and deliver on behalf of itself, and the Purchaser, all instruments of satisfaction or cancellation, or of partial or full release, discharge and all other comparable instruments, with respect to the Mortgage Loans and with respect to the Mortgaged Property.  If reasonably required by the Interim Servicer, the Purchaser shall furnish the Interim Servicer with any powers of attorney and other documents necessary or appropriate to enable the Interim Servicer to carry out its servicing and administrative duties under this Agreement.

In servicing and administering the Mortgage Loans, the Interim Servicer shall employ procedures including collection procedures and exercise the same care that it customarily employs and exercises in servicing and administering mortgage loans for its own account giving due consideration to accepted mortgage servicing practices of customary and reasonable lending institutions and the Purchaser's reliance on the Interim Servicer (“Accepted Servicing Practices”).

The Interim Servicer may enter into subservicing arrangements with any subservicers acceptable to the Purchaser pursuant to subservicing agreements which are acceptable to the Purchaser, provided the Interim Servicer shall be responsible for any costs or expenses payable to such subservicers, such subservicing agreements shall not be inconsistent with this Agreement, and any such subservicing agreements shall be immediately terminable upon the direction of the Purchaser.  The Interim Servicer shall remain obligated and liable to the Purchaser for the servicing and administering of the Mortgage Loans without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the subservicer for any acts or omissions and to the same extent and under the same terms and conditions as if the Interim Servicer alone were servicing and administering the Mortgage Loans and any other transactions or services relating to the Mortgage Loans involving the subservicer shall be deemed to be between the subservicer and the Interim Servicer alone and the Purchaser shall have no obligations, duties or liabilities with respect to the subservicer including no obligation, duty or liability of the Purchaser to pay the subservicer's fees and expenses or the obligation to pay any termination fees and expenses of the subservicer.  The Interim Servicer shall pay all fees and expenses of the subservicer from its own funds or other amounts permitted to be retained by or reimbursed to the Interim Servicer hereunder.

Section 11.02

Collection of Mortgage Loan Payments.

Continuously from the date hereof until the principal and interest on all Mortgage Loans are paid in full, the Interim Servicer shall proceed diligently to collect all payments due under each Mortgage Loan when the same shall become due and payable and shall, to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy, follow such collection procedures as it follows with respect to mortgage loans comparable to the Mortgage Loans and held for its own account.  Further, the Interim Servicer shall take special care in ascertaining and estimating Escrow Payments and all other charges that will become due and payable to the end that the installments payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

Section 11.03

Realization Upon Defaulted Mortgage Loans.

(a)

The Interim Servicer shall use its best efforts, consistent with Accepted Servicing Practices to foreclose upon or otherwise comparably convert the ownership of such Mortgaged Properties as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments pursuant to Subsection 11.01.  The Interim Servicer shall use its best efforts to realize upon defaulted Mortgage Loans in such a manner as will maximize the receipt of principal and interest by the Purchaser, taking into account, among other things, the timing of foreclosure proceedings.  The foregoing is subject to the provisions that, in any case in which Mortgaged Property shall have suffered damage, the Interim Servicer shall not be required to expend its own funds toward the restoration of such property in excess of $2,000 unless it shall determine in its discretion (i) that such restoration will increase the proceeds of liquidation of the related Mortgage Loan to the Purchaser after reimbursement to itself for such expenses, and (ii) that such expenses will be recoverable by the Interim Servicer through Insurance Proceeds or Liquidation Proceeds from the related Mortgaged Property, as contemplated in Subsection 11.05.  In the event that any payment due under any Mortgage Loan is not paid when the same becomes due and payable, or in the event the Mortgagor fails to perform any other covenant or obligation under the Mortgage Loan and such failure continues beyond any applicable grace period, the Interim Servicer shall take such action as it shall deem to be in the best interest of the Purchaser.  In the event that any payment due under any Mortgage Loan remains delinquent for a period of 90 days or more, the Interim Servicer shall commence foreclosure proceedings, provided that prior to commencing foreclosure proceedings, the Interim Servicer shall notify the Purchaser in writing of the Interim Servicer's intention to do so, and the Interim Servicer shall not commence foreclosure proceedings if the Purchaser objects to such action within ten (10) Business Days of receiving such notice.  The Interim Servicer shall notify the Purchaser in writing of the commencement of foreclosure proceedings.  In such connection, the Interim Servicer shall be responsible for all costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the related Mortgaged Property, as contemplated in Subsection 11.05.

(b)

Notwithstanding the foregoing provisions of this Subsection 11.03, with respect to any Mortgage Loan as to which the Interim Servicer has received actual notice of, or has actual knowledge of, the presence of any toxic or hazardous substance on the related Mortgaged Property, the Interim Servicer shall not either (i) obtain title to such Mortgaged Property as a result of or in lieu of foreclosure or otherwise, or (ii) otherwise acquire possession of, or take any other action, with respect to, such Mortgaged Property if, as a result of any such action, the Purchaser would be considered to hold title to, to be a mortgagee-in-possession of, or to be an owner or operator of such Mortgaged Property within the meaning of the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended from time to time, or any comparable law, unless the Interim Servicer has also previously determined, based on his reasonable judgment and a prudent report prepared by a Person who regularly conducts environmental audits using customary industry standards, that:

(1)

such Mortgaged Property is in compliance with applicable environmental laws or, if not, that it would be in the best economic interest of the Purchaser to take such actions as are necessary to bring the Mortgaged Property into compliance therewith; and

(2)

there are no circumstances present at such Mortgaged Property relating to the use, management or disposal of any hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any federal, state or local law or regulation, or that if any such materials are present for which such action could be required, that it would be in the best economic interest of the Purchaser to take such actions with respect to the affected Mortgaged Property.

The cost of the environmental audit report contemplated by this Subsection 11.03 shall be advanced by the Interim Servicer, subject to the Interim Servicer's right to be reimbursed therefor from the Custodial Account as provided in Subsection 11.05(vi).

If the Interim Servicer determines, as described above, that it is in the best economic interest of the Purchaser to take such actions as are necessary to bring any such Mortgaged Property into compliance with applicable environmental laws, or to take such action with respect to the containment, clean-up or remediation of hazardous substances, hazardous materials, hazardous wastes, or petroleum-based materials affecting any such Mortgaged Property, then the Interim Servicer shall take such action as it deems to be in the best economic interest of the Purchaser. The cost of any such compliance, containment, cleanup or remediation shall be advanced by the Interim Servicer, subject to the Interim Servicer's right to be reimbursed therefor from the Custodial Account as provided in Subsection 11.05(vi).

(c)

Proceeds received in connection with any Final Recovery Determination, as well as any recovery resulting from a partial collection of Insurance Proceeds or Liquidation Proceeds in respect of any Mortgage Loan, will be applied in the following order of priority: first, to reimburse the Interim Servicer for any related unreimbursed Servicing Advances, pursuant to Subsection 11.05(iii); second, to accrued and unpaid interest on the Mortgage Loan, to the date of the Final Recovery Determination, or to the Due Date prior to the Distribution Date on which such amounts are to be distributed if not in connection with a Final Recovery Determination; and third, as a recovery of principal of the Mortgage Loan. If the amount of the recovery so allocated to interest is less than the full amount of accrued and unpaid interest due on such Mortgage Loan, the amount of such recovery will be allocated by the Interim Servicer as follows: first, to unpaid Servicing Fees; and second, to the balance of the interest then due and owing.  The portion of the recovery so allocated to unpaid Servicing Fees shall be reimbursed to the Interim Servicer pursuant to Subsection 11.05(iii).  The portion of the recovery allocated to interest (net of unpaid Servicing Fees) and the portion of the recovery allocated to principal of the Mortgage Loan shall be applied as follows: first to reimburse the Interim Servicer for any related unreimbursed Monthly Advances in accordance with Subsection 11.05(ii), and second, as part of the amounts to be distributed to the Purchaser in accordance with Subsection 11.14.

Section 11.04

Establishment of Custodial Accounts; Deposits in Custodial Accounts.

The Interim Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Custodial Accounts, in the form of time deposit, demand accounts or other Eligible Accounts.  The creation of any Custodial Account shall be evidenced by a Custodial Account Letter Agreement in the form of Exhibit 7.

The Interim Servicer shall deposit in the Custodial Account on a daily basis, and retain therein the following payments and collections received by it subsequent to the Cut off Date, or received by it prior to the Cut off Date but allocable to a period subsequent thereto, other than in respect of principal and interest on the Mortgage Loans due on or before the Cut off Date:

(i)

all payments on account of principal on the Mortgage Loans;

(ii)

all payments on account of interest on the Mortgage Loans;

(iii)

all Liquidation Proceeds and income from REO Property;

(iv)

all Insurance Proceeds including amounts required to be deposited pursuant to Subsections 11.10 and 11.11, other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Interim Servicer's normal servicing procedures, the loan documents or applicable law;

(v)

all Condemnation Proceeds affecting any Mortgaged Property which are not released to the Mortgagor in accordance with the Interim Servicer's normal servicing procedures, the loan documents or applicable law;

(vi)

all proceeds of any Mortgage Loan repurchased in accordance with Subsections 7.03 and 7.04;

(vii)

any amounts required to be deposited by the Interim Servicer pursuant to Subsection 11.11 in connection with the deductible clause in any blanket hazard insurance policy.  Such deposit shall be made from the Interim Servicer's own funds, without reimbursement therefor;

(viii)

any amounts required to be deposited by the Interim Servicer in connection with any REO Property pursuant to Subsection 11.13;

(ix)

any amounts required to be deposited in the Custodial Account pursuant to Subsections 11.20 or 11.21, and

(x)

any amounts relating to Prepayment Charges as described in Subsection 7.07.

The foregoing requirements for deposit in the Custodial Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of Servicing Fees and Ancillary Income, to the extent permitted by Subsection 11.01, need not be deposited by the Interim Servicer in the Custodial Account.  Such Custodial Account shall be an Eligible Account.  Any interest or earnings on funds deposited in the Custodial Account by the depository institution shall accrue to the benefit of the Interim Servicer and the Interim Servicer shall be entitled to retain and withdraw such interest from the Custodial Account pursuant to Subsection 11.05(iii).  The Interim Servicer shall give notice to the Purchaser of the location of the Custodial Account when established and prior to any change thereof.

If the balance on deposit in the Custodial Account exceeds $75,000 as of the commencement of business on any Business Day and the Custodial Account constitutes an Eligible Account solely pursuant to clause (ii) of the definition of Eligible Account, the Interim Servicer shall, on or before twelve o'clock noon Eastern time on such Business Day, withdraw from the Custodial Account any and all amounts payable to the Purchaser and remit such amounts to the Purchaser by wire transfer of immediately available funds.

Section 11.05

Permitted Withdrawals From the Custodial Account.

The Interim Servicer may, from time to time, withdraw from the Custodial Account for the following purposes:

(i)

to make distributions to the Purchaser in the amounts and in the manner provided for in Subsection 11.14;

(ii)

to reimburse itself for unreimbursed Servicing Advances, the Interim Servicer's right to reimburse itself pursuant to this subclause (iii) with respect to any Mortgage Loan being limited to (1) during the Interim Servicing period related Liquidation Proceeds, Condemnation Proceeds, Insurance Proceeds and such other amounts as may be collected by the Interim Servicer from the Mortgagor or otherwise relating to the Mortgage Loan, and (2) on the Servicing Transfer Date from all funds in the Custodial Account, it being understood that, in the case of such reimbursement, the Interim Servicer's right thereto shall be prior to the rights of the Purchaser, except that, where the Company is required to repurchase a Mortgage Loan, pursuant to Subsection 7.06, the Interim Servicer's right to such reimbursement shall be subsequent to the payment to the Purchaser of the repurchase price pursuant to Subsection 7.06 and all other amounts required to be paid to the Purchaser with respect to such Mortgage Loans;

(iii)

to pay to itself pursuant to Subsection 11.22 as servicing compensation (a) any interest earned on funds in the Custodial Account (all such interest to be withdrawn monthly not later than each Distribution Date), and (b) the Servicing Fee from that portion of any payment or recovery as to interest on a particular Mortgage Loan;

(iv)

to pay to itself with respect to each Mortgage Loan that has been repurchased pursuant to Subsection 7.06, all amounts received thereon and not distributed as of the date on which the related repurchase price is determined;

(v)

to pay, or to reimburse the Interim Servicer for advances in respect of, expenses incurred in connection with any Mortgage Loan pursuant to Subsection 11.03(b);

(vi)

to clear and terminate the Custodial Account on the termination of this Agreement; and

(vii)

to withdraw funds deposited in error.

The Interim Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Custodial Account pursuant to such subclauses (ii), (iii), (v), (vi) and (vii) above.  The Interim Servicer shall provide written notification in the form of an Officers' Certificate to the Purchaser, on or prior to the next succeeding Distribution Date, upon making any withdrawals from the Custodial Account pursuant to subclause (iv) above.

Section 11.06

Establishment of Escrow Accounts; Deposits in Escrow Accounts.

The Interim Servicer shall segregate and hold all funds collected and received pursuant to each Mortgage Loan which constitute Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit, demand accounts or the Eligible Accounts.  The creation of any Escrow Account shall be evidenced by Escrow Account Letter Agreement in the form of Exhibit 8.

The Interim Servicer shall deposit in the Escrow Account or Accounts on a daily basis, and retain therein, (i) all Escrow Payments collected on account of the Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement, and (ii) all Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property.  The Interim Servicer shall make withdrawals therefrom only to effect such payments as are required under this Agreement, and for such other purposes as shall be as set forth or in accordance with Subsection 11.08.  The Interim Servicer shall be entitled to retain any interest paid on funds deposited in the Escrow Account by the depository institution other than interest on escrowed funds required by law to be paid to the Mortgagor and, to the extent required by law, the Interim Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account is non interest bearing or that interest paid thereon is insufficient for such purposes.

Section 11.07

Permitted Withdrawals From Escrow Account.

Withdrawals from the Escrow Account may be made by the Interim Servicer (i) to effect timely payments of taxes and hazard insurance premiums, if applicable, and comparable items, (ii) to reimburse the Interim Servicer for any Servicing Advance made by the Interim Servicer with respect to a related Mortgage Loan but only from amounts received on the related Mortgage Loan which represent late payments or collections of Escrow Payments thereunder, (iii) to refund to the Mortgagor any funds as may be determined to be overages, (iv) for transfer to the Custodial Account in accordance with the terms of this Agreement, (v) for application to restoration or repair of the Mortgaged Property, (vi) to pay to the Interim Servicer, or to the Mortgagor to the extent required by law, any interest paid on the funds deposited in the Escrow Account, or (vii) to clear and terminate the Escrow Account on the termination of this Agreement.

Section 11.08

Payment of Taxes, Insurance and Other Charges; Maintenance of Primary Insurance Policies; Collections Thereunder.

With respect to each Mortgage Loan, the Interim Servicer shall maintain accurate records reflecting the status of taxes, which are or may become a lien upon the Mortgaged Property and the status of Primary Insurance Policy premiums and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges, including insurance renewal premiums and shall effect payment thereof prior to the applicable penalty or termination date and at a time appropriate for securing maximum discounts allowable, employing for such purpose deposits of the Mortgagor in the Escrow Account which shall have been estimated and accumulated by the Interim Servicer in amounts sufficient for such purposes, as allowed under the terms of the Mortgage and applicable law.  To the extent that the Mortgage does not provide for Escrow Payments, the Interim Servicer shall determine that any such payments are made by the Mortgagor at the time they first become due.  The Interim Servicer assumes full responsibility for the timely payment of all such bills and shall effect timely payments of all such bills irrespective of the Mortgagor's faithful performance in the payment of same or the making of the Escrow Payments and shall make advances from its own funds to effect such payments.

Section 11.09

Transfer of Accounts.

The Interim Servicer may transfer the Custodial Account or the Escrow Account to a different depository institution from time to time.  Such transfer shall be made only upon obtaining the consent of the Purchaser, which consent shall not be unreasonably withheld.  In any case, the Custodial Account and Escrow Account shall be Eligible Accounts.

Section 11.10

Maintenance of Hazard Insurance.

The Interim Servicer shall cause to be maintained for each Mortgage Loan fire and hazard insurance with extended coverage as is customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the amount necessary to fully compensate for any damage or loss to the improvements which are a part of such property on a replacement cost basis or (ii) the outstanding principal balance of the Mortgage Loan, in each case in an amount not less than such amount as is necessary to prevent the Mortgagor and/or the Mortgagee from becoming a co insurer.  If the Mortgaged Property is in an area identified on a Flood Hazard Boundary Map or Flood Insurance Rate Map issued by the Flood Emergency Management Agency as having special flood hazards and flood insurance has been made available, the Interim Servicer will cause to be maintained a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable insurance carrier, in an amount representing coverage not less than the lesser of (i) the outstanding principal balance of the Mortgage Loan or (ii) the maximum amount of insurance which is available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as amended.  The Interim Servicer also shall maintain on any REO Property, fire and hazard insurance with extended coverage in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements which are a part of such property and (ii) the outstanding principal balance of the related Mortgage Loan at the time it became an REO Property plus accrued interest at the Mortgage Interest Rate and related Servicing Advances, liability insurance and, to the extent required and available under the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as amended, flood insurance in an amount as provided above.  Pursuant to Subsection 11.04, any amounts collected by the Interim Servicer under any such policies other than amounts to be deposited in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or REO Property, or released to the Mortgagor in accordance with the Interim Servicer's normal servicing procedures, shall be deposited in the Custodial Account, subject to withdrawal pursuant to Subsection 11.05.  Any cost incurred by the Interim Servicer in maintaining any such insurance shall not, for the purpose of calculating distributions to the Purchaser, be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.  It is understood and agreed that no earthquake or other additional insurance need be required by the Interim Servicer of the Mortgagor or maintained on property acquired in respect of the Mortgage Loan, other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.  All such policies shall be endorsed with standard mortgagee clauses with loss payable to the Interim Servicer, or upon request to the Purchaser, and shall provide for at least thirty days prior written notice of any cancellation, reduction in the amount of, or material change in, coverage to the Interim Servicer.  The Interim Servicer shall not interfere with the Mortgagor's freedom of choice in selecting either his insurance carrier or agent, provided, however, that the Interim Servicer shall not accept any such insurance policies from insurance companies unless such companies currently reflect the General Policy Rating required by Fannie Mae and are licensed to do business in the state wherein the property subject to the policy is located.

Section 11.11

Maintenance of Mortgage Impairment Insurance Policy.

In the event that the Interim Servicer shall obtain and maintain a mortgage impairment or blanket policy issued by an issuer that has a Best rating of A:VI insuring against hazard losses on all of Mortgaged Properties securing the Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Subsection 11.10 and otherwise complies with all other requirements of Subsection 11.10, the Interim Servicer shall conclusively be deemed to have satisfied its obligations as set forth in Subsection 11.10, it being understood and agreed that such policy may contain a deductible clause, in which case the Interim Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property or REO Property a policy complying with Subsection 11.10, and there shall have been one or more losses which would have been covered by such policy, deposit in the Custodial Account the amount not otherwise payable under the blanket policy because of such deductible clause.  In connection with its activities as servicer of the Mortgage Loans, the Interim Servicer agrees to prepare and present, on behalf of the Purchaser, claims under any such blanket policy in a timely fashion in accordance with the terms of such policy.  Upon request of the Purchaser, the Interim Servicer shall cause to be delivered to the Purchaser a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without thirty days prior written notice to the Purchaser.

Section 11.12

Fidelity Bond, Errors and Omissions Insurance.

The Interim Servicer shall maintain, at its own expense, a blanket fidelity bond and an errors and omissions insurance policy, with broad coverage with responsible companies that meet the requirements of Fannie Mae or Freddie Mac on all officers, employees or other persons acting in any capacity with regard to the Mortgage Loan to handle funds, money, documents and papers relating to the Mortgage Loan.  The fidelity bond and errors and omissions insurance shall be in the form of the Mortgage Banker's Blanket Bond and shall protect and insure the Interim Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such persons.  Such fidelity bond shall also protect and insure the Interim Servicer against losses in connection with the failure to maintain any insurance policies required pursuant to this Agreement and the release or satisfaction of a Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Subsection 11.12 requiring the fidelity bond and errors and omissions insurance shall diminish or relieve the Interim Servicer from its duties and obligations as set forth in this Agreement.  The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by Fannie Mae in the Fannie Mae Servicing Guide or by Freddie Mac in the Freddie Mac Interim Servicers' and Interim Servicers' Guide.  Upon request of the Purchaser, the Interim Servicer shall cause to be delivered to the Purchaser a certified true copy of the fidelity bond and insurance policy and a statement from the surety and the insurer that such fidelity bond or insurance policy shall in no event be terminated or materially modified without thirty days' prior written notice to the Purchaser.

Section 11.13

Title, Management and Disposition of REO Property.

In the event that title to the Mortgaged Property is acquired in foreclosure or by deed in lieu of foreclosure, the deed or certificate of sale shall be taken in the name of the person designated by the Purchaser, or in the event such person is not authorized or permitted to hold title to real property in the state where the REO Property is located, or would be adversely affected under the “doing business” or tax laws of such state by so holding title, the deed or certificate of sale shall be taken in the name of such Person or Persons as shall be consistent with an opinion of counsel obtained by the Interim Servicer from an attorney duly licensed to practice law in the state where the REO Property is located.  Any Person or Persons holding such title other than the Purchaser shall acknowledge in writing that such title is being held as nominee for the benefit of the Purchaser.

The Interim Servicer shall either itself or through an agent selected by the Interim Servicer, manage, conserve, protect and operate each REO Property (and may temporarily rent the same) in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed.  If a REMIC election is or is to be made with respect to the arrangement under which the Mortgage Loans and any REO property are held, the Interim Servicer shall manage, conserve, protect and operate each REO Property in a manner which does not cause such REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or result in the receipt by such REMIC of any “income from non permitted assets” within the meaning of Section 860F(a)(2)(B) of the Code or any “net income from foreclosure property” within the meaning of Section 860G(c)(2) of the Code.  The Interim Servicer shall cause each REO Property to be inspected promptly upon the acquisition of title thereto and shall cause each REO Property to be inspected at least annually thereafter.  The Interim Servicer shall make or cause to be made a written report of each such inspection.  Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Interim Servicer to the Purchaser.  The Interim Servicer shall use its best efforts to dispose of the REO Property as soon as possible and shall sell such REO Property in any event within two years, or such other period as may be permitted under Section 860(G)(a)(8) of the Code, after title has been taken to such REO Property, unless the Interim Servicer determines, and gives appropriate notice to the Purchaser, that a longer period is necessary for the orderly liquidation of such REO Property.

With respect to each REO Property, the Interim Servicer shall segregate and hold all funds collected and received in connection with the operation of the REO Property separate and apart from its own funds or general assets and shall deposit such amounts in the Collection Account subject to withdrawal as provided in this Agreement.

The Interim Servicer shall deposit or cause to be deposited, on a daily basis in the Collection Account all revenues received with respect to the REO Property and shall withdraw therefrom funds necessary for the proper operation, management and maintenance of the REO Property, including the cost of maintaining any hazard insurance pursuant to Subsection 11.10 hereof and the fees of any managing agent acting on behalf of the Interim Servicer.

The Interim Servicer shall furnish to the Purchaser on each Distribution Date, an operating statement for each REO Property covering the operation of each REO Property for the previous month.  Such operating statement shall be accompanied by such other information as the Purchaser shall reasonably request.

Each REO Disposition shall be carried out by the Interim Servicer at such price and upon such terms and conditions as the Interim Servicer deems to be in the best interest of the Purchaser only with the prior written consent of the Purchaser.  If as of the date title to any REO Property was acquired by the Interim Servicer there were outstanding unreimbursed Servicing Advances with respect to the REO Property, the Interim Servicer, upon an REO Disposition of such REO Property, shall be entitled to reimbursement for any related unreimbursed Servicing Advances from proceeds received in connection with such REO Disposition.  The proceeds from the REO Disposition, net of any payment to the Interim Servicer as provided above, and prior to the Reconstitution Date, up to the outstanding principal balance of the Mortgage Loan, shall be deposited in the Custodial Account on the Determination Date in the month following receipt thereof for distribution on the succeeding Distribution Date in accordance with Section 4.

Section 11.14

Distributions.

On each Distribution Date, the Interim Servicer shall distribute to the Purchaser all amounts credited to the Custodial Account as of the close of business on the preceding Determination Date, net of charges against or withdrawals from the Custodial Account pursuant to Subsection 11.05.

All distributions made to the Purchaser on each Distribution Date will be made to the Purchaser of record on the preceding Record Date, and shall be based on the Mortgage Loans owned and held by the Purchaser, and shall be made by wire transfer of immediately available funds to the account of the Purchaser at a bank or other entity having appropriate facilities therefor, if the Purchaser shall have so notified the Interim Servicer or by check mailed to the address of the Purchaser.

With respect to any remittance received by the Purchaser on or after the second Business Day following the Business Day on which such payment was due, the Interim Servicer shall pay to the Purchaser interest on any such late payment at an annual rate equal to the rate of interest as is publicly announced from time to time at its principal office by Chase Manhattan Bank, N.A., New York, New York, as its prime lending rate, adjusted as of the date of each change, plus three percentage points, but in no event greater than the maximum amount permitted by applicable law.  Such interest shall be paid by the Interim Servicer to the Purchaser on the date such late payment is made and shall cover the period commencing with the day following such second Business Day and ending with the Business Day on which such payment is made, both inclusive.  Such interest shall be remitted along with such late payment.  The payment by the Interim Servicer of any such interest shall not be deemed an extension of time for payment or a waiver of any Event of Default by the Interim Servicer.

Section 11.15

Remittance Reports.

No later than the fifth Business Day of each month, the Interim Servicer shall furnish to the Purchaser or its designee a computer tape containing, and a hard copy of, the monthly data, as further described and set forth in Exhibit 9-1.  On the Business Day following each Determination Date, the Interim Servicer shall deliver to the Purchaser or its designee by telecopy (or by such other means as the Interim Servicer and the Purchaser may agree from time to time) a computer tape containing, and a hard copy of, the determination data with respect to the related Distribution Date, all as further described and set forth in Exhibit 9-1 hereto, together with such other information with respect to the Mortgage Loans as the Purchaser may reasonably require to allocate distributions made pursuant to this Agreement and provide appropriate statements with respect to such distributions.  On the same date, the Interim Servicer shall forward to the Purchaser by overnight mail a computer readable magnetic tape containing the information set forth in the Remittance Report with respect to the related Distribution Date.

Section 11.16

Statements to the Purchaser.

Not later than fifteen days after each Distribution Date, the Interim Servicer shall forward to the Purchaser or its designee a statement prepared by the Interim Servicer setting forth the status of the Custodial Account as of the close of business on such Distribution Date and showing, for the period covered by such statement, the aggregate amount of deposits into and withdrawals from the Custodial Account of each category of deposit specified in Subsection 11.04 and each category of withdrawal specified in Subsection 11.05.

The Interim Servicer shall prepare and file any and all tax returns, information statements or other filings required to be delivered to any governmental taxing authority or to any Purchaser pursuant to any applicable law with respect to the Mortgage Loans and the transactions contemplated hereby.  In addition, the Interim Servicer shall provide the Purchaser with such information concerning the Mortgage Loans as is necessary for the Purchaser to prepare its federal income tax return as any Purchaser may reasonably request from time to time.

Section 11.17

Real Estate Owned Reports.

Together with the statement furnished pursuant to Subsection 11.02, with respect to any REO Property, the Interim Servicer shall furnish to the Purchaser a statement covering the Interim Servicer's efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous month, together with the operating statement.  Such statement shall be accompanied by such other information as the Purchaser shall reasonably request.

Section 11.18

Liquidation Reports.

Upon the foreclosure sale of any Mortgaged Property or the acquisition thereof by the Purchaser pursuant to a deed in lieu of foreclosure, the Interim Servicer shall submit to the Purchaser a liquidation report with respect to such Mortgaged Property.

Section 11.19

Assumption Agreements.

The Interim Servicer shall, to the extent it has knowledge of any conveyance or prospective conveyance by any Mortgagor of the Mortgaged Property (whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains or is to remain liable under the Mortgage Note and/or the Mortgage), exercise its rights to accelerate the maturity of such Mortgage Loan under any “due on sale” clause applicable thereto; provided, however, that the Interim Servicer shall not exercise any such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any.  If the Interim Servicer reasonably believes it is unable under applicable law to enforce such “due on sale” clause, the Interim Servicer shall enter into an assumption agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, to the extent permitted by applicable state law, the Mortgagor remains liable thereon.  Where an assumption is allowed pursuant to this Subsection 11.01, the Interim Servicer, with the prior written consent of the insurer under the Primary Insurance Policy, if any, is authorized to enter into a substitution of liability agreement with the person to whom the Mortgaged Property has been conveyed or is proposed to be conveyed pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the related Mortgage Note.  Any such substitution of liability agreement shall be in lieu of an assumption agreement.

In connection with any such assumption or substitution of liability, the Interim Servicer shall follow the underwriting practices and procedures of prudent mortgage lenders in the state in which the related Mortgaged Property is located.  With respect to an assumption or substitution of liability, Mortgage Interest Rate, the amount of the Monthly Payment, and the final maturity date of such Mortgage Note may not be changed.  The Interim Servicer shall notify the Purchaser that any such substitution of liability or assumption agreement has been completed by forwarding to the Purchaser the original of any such substitution of liability or assumption agreement, which document shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  Any fee collected by the Interim Servicer for entering into an assumption or substitution of liability agreement in excess of 1% of the outstanding principal balance of the Mortgage Loan shall be deposited in the Custodial Account pursuant to Subsection 11.04.

Notwithstanding the foregoing paragraphs of this Subsection or any other provision of this Agreement, the Interim Servicer shall not be deemed to be in default, breach or any other violation of its obligations hereunder by reason of any assumption of a Mortgage Loan by operation of law or any assumption which the Interim Servicer may be restricted by law from preventing, for any reason whatsoever.  For purposes of this Subsection 11.19, the term “assumption” is deemed to also include a sale of the Mortgaged Property subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.

Section 11.20

Satisfaction of Mortgages and Release of Mortgage Files.

Upon the payment in full of any Mortgage Loan, or the receipt by the Interim Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Interim Servicer will immediately notify the Purchaser by a certification of a servicing officer, which certification shall include a statement to the effect that all amounts received or to be received in connection with such payment which are required to be deposited in the Custodial Account pursuant to Subsection 11.04 have been or will be so deposited, and shall request execution of any document necessary to satisfy the Mortgage Loan and delivery to it of the portion of the Mortgage File held by the Purchaser or the Purchaser's designee.  Upon receipt of such certification and request, the Purchaser, shall promptly release the related mortgage documents to the Interim Servicer and the Interim Servicer shall prepare and process any satisfaction or release.  No expense incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the Custodial Account or the Purchaser.

In the event the Interim Servicer satisfies or releases a Mortgage without having obtained payment in full of the indebtedness secured by the Mortgage or should it otherwise prejudice any right the Purchaser may have under the mortgage instruments, the Interim Servicer, upon written demand, shall remit to the Purchaser the then outstanding principal balance of the related Mortgage Loan by deposit thereof in the Custodial Account.  The Interim Servicer shall maintain the fidelity bond insuring the Interim Servicer against any loss it may sustain with respect to any Mortgage Loan not satisfied in accordance with the procedures set forth herein.

From time to time and as appropriate for the service or foreclosure of the Mortgage Loan, including for this purpose collection under any Primary Insurance Policy, the Purchaser shall, upon request of the Interim Servicer and delivery to the Purchaser of a servicing receipt signed by a Servicing Officer, release the requested portion of the Mortgage File held by the Purchaser to the Interim Servicer.  Such servicing receipt shall obligate the Interim Servicer to return the related Mortgage documents to the Purchaser when the need therefor by the Interim Servicer no longer exists, unless the Mortgage Loan has been liquidated and the Liquidation Proceeds relating to the Mortgage Loan have been deposited in the Custodial Account or the Mortgage File or such document has been delivered to an attorney, or to a public trustee or other public official as required by law, for purposes of initiating or pursuing legal action or other proceedings for the foreclosure of the Mortgaged Property either judicially or non judicially, and the Interim Servicer has delivered to the Purchaser a certificate of a servicing officer certifying as to the name and address of the Person to which such Mortgage File or such document was delivered and the purpose or purposes of such delivery.  Upon receipt of a certificate of a servicing officer stating that such Mortgage Loan was liquidated, the servicing receipt shall be released by the Purchaser to the Interim Servicer.

Section 11.21

Monthly Advances by the Interim Servicer.

The Interim Servicer shall have no obligation to advance due and unpaid monthly principal and interest payments related to any Mortgage Loan.

Section 11.22

Servicing Compensation.

As compensation for its services hereunder, the Interim Servicer shall, subject to Subsection 11.04(x), be entitled to withdraw from the Custodial Account or to retain from interest payments on the Mortgage Loans the amounts provided for as the Interim Servicer's Servicing Fee.  Additional servicing compensation in the form of Ancillary Income shall be retained by the Interim Servicer to the extent not required to be deposited in the Custodial Account.  The Interim Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder and shall not be entitled to reimbursement therefor except as specifically provided for.

Section 11.23

Notification of Adjustments.

With respect to any Adjustable Rate Mortgage Loans, on each Adjustment Date, the Interim Servicer shall make interest rate adjustments for each Mortgage Loan in compliance with the requirements of the related Mortgage and Mortgage Note.  The Interim Servicer shall execute and deliver the notices required by each Mortgage and Mortgage Note regarding interest rate adjustments.  The Interim Servicer also shall provide timely notification to the Purchaser of all applicable data and information regarding such interest rate adjustments and the Interim Servicer's methods of implementing such interest rate adjustments.  Upon the discovery by the Interim Servicer or the Purchaser that the Interim Servicer has failed to adjust a Mortgage Interest Rate or a Monthly Payment pursuant to the terms of the related Mortgage Note and Mortgage, the Interim Servicer shall immediately deposit in the Custodial Account from its own funds the amount of any interest loss caused thereby without reimbursement therefor.

Section 11.24

[Reserved].

Section 11.25

[Reserved].

Section 11.26  Access to Certain Documentation.

The Interim Servicer shall provide to the Office of Thrift Supervision, the FDIC and any other federal or state banking or insurance regulatory authority that may exercise authority over the Purchaser access to the documentation regarding the Mortgage Loans serviced by the Interim Servicer required by applicable laws and regulations.  Such access shall be afforded without charge, but only upon reasonable request and during normal business hours at the offices of the Interim Servicer.  In addition, access to the documentation will be provided to the Purchaser and any Person identified to the Interim Servicer by the Purchaser without charge, upon reasonable request during normal business hours at the offices of the Interim Servicer.

SCHEDULE I

MORTGAGE LOAN SCHEDULE

[ON FILE]